UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds
(Exact name of registrant as specified in charter)

c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.
c/o Stone Harbor Investment Partners LP
31 West 52nd Street, 16th Floor
New York, NY 10019
 (Name and address of agent for service)

With copies to:

Michael G. Doherty, Esq.
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end:  May 31

Date of reporting period: February 28, 2015

Item 1. Schedule of Investments.

Stone Harbor Emerging Markets Debt Fund	Statement of Investments
February 28, 2015 (Unaudited)
			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)

SOVEREIGN DEBT OBLIGATIONS ‐ 72.94%
Angola ‐ 0.30%
Republic of Angola	USD	7.000%	08/16/2019	5,857,000	$5,849,679	(1)

Argentina ‐ 2.25%
Republic of Argentina:
	USD	7.000%	04/17/2017	33,519,895	32,840,028
	EUR	5.870%	03/31/2023	1,540,000	1,057,370	(2)
	USD	0.000%	03/31/2023	184,000	220,800	(2)
	USD	6.000%	03/31/2023	7,841,000	9,409,200	(2)
	EUR	8.500%	07/01/2049	700,000	736,335	(2)
					44,263,733

Azerbaijan ‐ 0.82%
Republic of Azerbaijan	USD	4.750%	03/18/2024	16,005,000	16,265,081	(3)

Brazil ‐ 5.83%
Brazil Loan Trust 1	USD	5.477%	07/24/2023	18,925,614	18,736,358	(3)
Brazil Minas SPE via State of Minas Gerais	USD	5.333%	02/15/2028	1,479,000	1,425,386	(1)
Republic of Brazil:
	USD	4.250%	01/07/2025	44,081,000	42,516,125
	USD	8.750%	02/04/2025	834,000	1,096,710
	USD	8.250%	01/20/2034	12,755,000	16,645,275
	USD	7.125%	01/20/2037	21,858,000	26,120,310
	USD	5.000%	01/27/2045	9,135,000	8,312,850
					114,853,014

Colombia ‐ 4.41%
Bogota Distrio Capital	COP	9.750%	07/26/2028	7,870,000,000	3,930,002	(1)
Republic of Colombia:
	COP	12.000%	10/22/2015	4,798,000,000	2,004,922
	USD	7.375%	01/27/2017	1,838,000	2,044,775
	USD	7.375%	03/18/2019	6,147,000	7,276,511
	USD	11.750%	02/25/2020	4,338,000	6,056,932
	COP	7.750%	04/14/2021	5,210,000,000	2,333,020
	USD	4.375%	07/12/2021	12,912,000	13,822,296
	USD	2.625%	03/15/2023	814,000	773,300
	USD	4.000%	02/26/2024	8,519,000	8,881,058
	USD	8.125%	05/21/2024	25,000	33,844
	COP	9.850%	06/28/2027	8,281,000,000	4,356,462
	USD	10.375%	01/28/2033	2,006,000	3,224,645
	USD	7.375%	09/18/2037	13,959,000	19,176,176
	USD	6.125%	01/18/2041	387,000	473,591
	USD	5.625%	02/26/2044	5,930,000	6,834,325
	USD	5.000%	06/15/2045	5,462,000	5,769,238
					86,991,097

Costa Rica ‐ 2.56%
Republic of Costa Rica:
	USD	4.250%	01/26/2023	19,119,000	18,318,392	(1)
	USD	4.375%	04/30/2025	4,745,000	4,386,159	(1)
	USD	4.375%	04/30/2025	5,728,000	5,294,820	(3)
	USD	7.000%	04/04/2044	22,080,000	22,397,400	(3)
					50,396,771

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)
Croatia ‐ 1.30%
Croatian Government:
	USD	6.750%	11/05/2019	3,746,000	$4,209,567	(1)
	USD	5.500%	04/04/2023	14,058,000	15,165,068	(1)
	USD	6.000%	01/26/2024	5,662,000	6,327,285	(3)
					25,701,920

Dominican Republic ‐ 4.13%
Dominican Republic:
	USD	9.040%	01/23/2018	9,523,326	10,356,617	(1)
	USD	7.500%	05/06/2021	36,382,000	41,111,660	(1)
	USD	6.600%	01/28/2024	7,818,000	8,717,070	(1)
	USD	5.875%	04/18/2024	9,929,000	10,673,675	(3)
	USD	7.450%	04/30/2044	5,883,000	6,824,280	(3)
	USD	6.850%	01/27/2045	3,405,000	3,677,400	(3)
					81,360,702

El Salvador ‐ 1.89%
Republic of El Salvador:
	USD	7.375%	12/01/2019	220,000	240,212	(3)
	USD	7.375%	12/01/2019	2,068,000	2,257,998	(1)
	USD	7.750%	01/24/2023	4,320,000	4,862,700	(1)
	USD	5.875%	01/30/2025	4,407,000	4,382,211	(3)
	USD	6.375%	01/18/2027	6,844,000	6,980,880	(3)
	USD	8.250%	04/10/2032	4,000,000	4,595,000	(1)
	USD	7.650%	06/15/2035	12,924,000	13,917,532	(1)
					37,236,533

Ethiopia ‐ 0.23%
Federal Democratic Republic of Ethiopia	USD	6.625%	12/11/2024	4,562,000	4,562,000	(3)

Gabon ‐ 0.48%
Republic of Gabon:
	USD	8.200%	12/12/2017	50,000	53,437	(3)
	USD	6.375%	12/12/2024	9,674,347	9,335,745	(3)
					9,389,182

Ghana ‐ 0.57%
Republic of Ghana:
	USD	8.500%	10/04/2017	2,641,000	2,773,050	(1)
	USD	7.875%	08/07/2023	6,267,000	6,141,660	(3)
	USD	8.125%	01/18/2026	2,379,000	2,331,420	(3)
					11,246,130

Honduras ‐ 0.77%
Republic of Honduras	USD	8.750%	12/16/2020	13,587,000	15,098,554	(1)

Hungary ‐ 1.07%
Republic of Hungary:
	GBP	5.000%	03/30/2016	670,000	1,067,170
	USD	6.375%	03/29/2021	15,182,000	17,789,129
	USD	5.750%	11/22/2023	1,910,000	2,210,825
					21,067,124

Indonesia ‐ 7.32%
Republic of Indonesia:
	USD	11.625%	03/04/2019	2,170,000	2,919,735	(3)
	USD	11.625%	03/04/2019	18,110,000	24,367,005	(1)
	IDR	7.875%	04/15/2019	59,940,000,000	4,832,300
	USD	5.875%	03/13/2020	2,977,000	3,406,432	(1)
	USD	4.875%	05/05/2021	8,484,000	9,389,667	(1)

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)
Indonesia (continued)
Republic of Indonesia: (continued)
	IDR	7.000%	05/15/2022	16,100,000,000	$1,256,236
	USD	3.375%	04/15/2023	22,727,000	22,619,047	(3)
	USD	5.375%	10/17/2023	10,731,000	12,168,954	(1)
	IDR	8.375%	03/15/2024	70,009,000,000	5,952,796
	IDR	9.000%	03/15/2029	46,100,000,000	4,173,076
	USD	8.500%	10/12/2035	12,260,000	18,000,745	(1)
	USD	6.625%	02/17/2037	10,764,000	13,339,287	(1)
	USD	7.750%	01/17/2038	15,704,000	21,856,042	(1)
					144,281,322

Iraq ‐ 0.44%
Republic of Iraq	USD	5.800%	01/15/2028	10,231,000	8,594,040	(1)

Ivory Coast ‐ 2.43%
Ivory Coast Government:
	USD	5.375%	07/23/2024	3,119,000	2,990,341	(3)
	USD	6.375%	03/03/2028	5,346,000	5,313,924	(3)
	USD	5.750%	12/31/2032	41,291,000	39,639,360	(1)(4)
					47,943,625

Jamaica ‐ 1.06%
Jamaican Government:
	USD	10.625%	06/20/2017	2,278,000	2,653,870
	USD	7.625%	07/09/2025	16,497,000	18,229,185
					20,883,055

Kazakhstan ‐ 0.23%
Republic of Kazakhstan	USD	3.875%	10/14/2024	4,932,000	4,611,543	(3)

Kenya ‐ 0.69%
Republic of Kenya	USD	6.875%	06/24/2024	12,990,000	13,688,212	(3)

Mexico ‐ 5.39%
Mexican Bonos	MXN	6.250%	06/16/2016	116,274,000	8,046,147
United Mexican States:
	USD	3.600%	01/30/2025	2,185,000	2,258,198
	USD	6.050%	01/11/2040	14,120,000	17,861,800
	USD	4.750%	03/08/2044	23,794,000	25,548,807
	USD	5.550%	01/21/2045	43,975,000	52,605,094
					106,320,046

Morocco ‐ 0.13%
Moroccan Government	USD	4.250%	12/11/2022	2,545,000	2,669,069	(3)

Mozambique ‐ 0.30%
Republic of Mozambique	USD	6.305%	09/11/2020	6,214,000	5,926,603	(1)

Nigeria ‐ 1.01%
Republic of Nigeria:
	USD	5.125%	07/12/2018	5,664,000	5,543,640	(1)
	USD	6.750%	01/28/2021	11,638,000	11,768,928	(1)
	USD	6.375%	07/12/2023	2,636,000	2,563,510	(1)
					19,876,078

Panama ‐ 2.09%
Republic of Panama:
	USD	5.200%	01/30/2020	4,622,000	5,170,863
	USD	9.375%	01/16/2023	450,000	626,625
	USD	8.875%	09/30/2027	3,493,000	5,174,006
	USD	9.375%	04/01/2029	17,723,000	27,382,035

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)
Panama (continued)
Republic of Panama: (continued)
	USD	8.125%	04/28/2034	2,063,000	$2,929,460
					41,282,989

Paraguay ‐ 1.55%
Republic of Paraguay:
	USD	4.625%	01/25/2023	4,242,000	4,422,285	(1)
	USD	4.625%	01/25/2023	4,578,000	4,772,565	(3)
	USD	6.100%	08/11/2044	19,213,000	21,278,397	(3)
					30,473,247

Peru ‐ 1.92%
Republic of Peru:
	USD	7.350%	07/21/2025	7,904,000	10,798,840
	USD	8.750%	11/21/2033	10,945,000	17,484,692
	USD	6.550%	03/14/2037	1,970,000	2,629,950
	USD	5.625%	11/18/2050	5,578,000	6,881,858
					37,795,340

Philippines ‐ 1.25%
Republic of Philippines:
	USD	9.500%	02/02/2030	9,716,000	16,315,593
	USD	7.750%	01/14/2031	1,560,000	2,350,530
	USD	6.375%	01/15/2032	366,000	493,734
	USD	3.950%	01/20/2040	5,210,000	5,503,062
					24,662,919

Poland ‐ 0.10%
Republic of Poland:
	USD	5.000%	03/23/2022	1,000	1,140
	USD	4.000%	01/22/2024	1,738,000	1,881,155
					1,882,295

Romania ‐ 0.60%
Romanian Government International Bond	USD	6.750%	02/07/2022	9,606,000	11,743,335	(1)

Russia ‐ 6.92%
Russian Federation:
	USD	5.000%	04/29/2020	8,900,000	8,488,375	(1)
	USD	12.750%	06/24/2028	8,749,000	12,532,942	(1)
	USD	7.500%	03/31/2030	107,472,360	115,264,101	(1)(4)
					136,285,418

Serbia ‐ 0.70%
Republic of Serbia:
	USD	5.875%	12/03/2018	1,505,000	1,627,357	(1)
	USD	7.250%	09/28/2021	10,392,000	12,197,610	(1)
					13,824,967

Slovenia ‐ 0.63%
Republic of Slovenia:
	USD	5.850%	05/10/2023	9,796,000	11,559,280	(1)
	USD	5.250%	02/18/2024	778,000	888,865	(3)
					12,448,145

South Africa ‐ 1.66%
Republic of South Africa	USD	5.875%	09/16/2025	28,387,000	32,645,050

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)
Sri Lanka ‐ 0.55%
Republic of Sri Lanka:
	USD	5.125%	04/11/2019	1,379,000	$1,385,895	(3)
	USD	6.250%	07/27/2021	3,600,000	3,771,000	(1)
	USD	5.875%	07/25/2022	5,493,000	5,657,790	(3)
					10,814,685

Trinidad ‐ 0.49%
Republic of Trinidad & Tobago	USD	4.375%	01/16/2024	8,957,000	9,639,971	(3)

Turkey ‐ 4.52%
Republic of Turkey:
	USD	7.500%	07/14/2017	7,869,000	8,773,935
	USD	7.500%	11/07/2019	5,407,000	6,326,190
	USD	7.000%	06/05/2020	4,293,000	4,963,781
	USD	5.125%	03/25/2022	6,809,000	7,285,630
	USD	6.250%	09/26/2022	11,921,000	13,604,841
	USD	3.250%	03/23/2023	4,958,000	4,703,903
	TRY	9.000%	07/24/2024	22,330,000	9,363,878
	USD	6.875%	03/17/2036	958,000	1,187,920
	USD	6.750%	05/30/2040	4,378,000	5,428,720
	USD	6.000%	01/14/2041	1,120,000	1,276,800
	USD	4.875%	04/16/2043	5,773,000	5,722,486
	USD	6.625%	02/17/2045	16,487,000	20,402,663
					89,040,747

Ukraine ‐ 1.00%
Financing of Infrastrucural Projects State Enterprise	USD	9.000%	12/07/2017	11,276,000	4,739,888	(1)
Ukraine Government:
	EUR	4.950%	10/13/2015	6,532,000	3,673,092	(1)
	USD	6.250%	06/17/2016	18,945,000	8,098,988	(1)
	USD	6.580%	11/21/2016	6,796,000	2,905,290	(1)
	USD	9.250%	07/24/2017	196,000	85,750	(1)
	USD	6.750%	11/14/2017	561,000	242,632	(1)
					19,745,640

Uruguay ‐ 1.43%
Republic of Uruguay:
	USD	4.500%	08/14/2024	10,276,613	11,175,816
	USD	5.100%	06/18/2050	16,363,991	17,026,733
					28,202,549

Venezuela ‐ 1.92%
Republic of Venezuela:
	USD	5.750%	02/26/2016	27,294,000	21,425,790	(1)
	USD	13.625%	08/15/2018	6,704,000	4,075,083	(1)
	USD	7.750%	10/13/2019	17,914,900	6,807,662	(1)
	USD	9.250%	05/07/2028	1,353,000	517,522	(1)
	USD	11.950%	08/05/2031	11,511,000	4,920,953	(1)
					37,747,010

TOTAL SOVEREIGN DEBT OBLIGATIONS					1,437,309,420
(Cost $1,437,967,154)

BANK LOANS ‐ 0.01%(5)
Indonesia ‐ 0.01%
PT Bakrie & Brothers TBK	USD	6.151%	03/25/2015	624,912	249,965	(2)

TOTAL BANK LOANS					249,965
(Cost $249,965)

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)
CORPORATE BONDS ‐ 23.82%
Argentina ‐ 0.33%
YPF SA	USD	8.750%	04/04/2024	6,385,000	$6,493,545	(3)

Azerbaijan ‐ 0.67%
State Oil Company:
	USD	5.450%	02/09/2017	6,323,000	6,457,364
	USD	4.750%	03/13/2023	7,270,000	6,806,537
					13,263,901

Brazil ‐ 1.18%
CIMPOR Financial Operations BV	USD	5.750%	07/17/2024	5,812,000	4,678,660	(3)
Cosan Luxembourg SA	USD	5.000%	03/14/2023	6,087,000	5,363,712	(3)
ESAL GmbH	USD	6.250%	02/05/2023	7,817,000	7,554,114	(3)
JBS Investments GmbH	USD	7.250%	04/03/2024	368,000	377,200	(3)
Odebrecht Drilling Norbe VIII/IX Ltd.	USD	6.350%	06/30/2021	965,600	803,669	(3)
Odebrecht Offshore Drilling Finance Ltd.	USD	6.750%	10/01/2022	2,573,025	2,016,608	(3)
Petrobras Global Finance BV:
	USD	6.875%	01/20/2040	1,908,000	1,638,056
	USD	7.250%	03/17/2044	861,000	788,496
					23,220,515

Chile ‐ 4.31%
Banco del Estado de Chile	USD	3.875%	02/08/2022	3,277,000	3,379,406	(3)
Codelco, Inc.:
	USD	7.500%	01/15/2019	3,216,000	3,840,821	(1)
	USD	3.875%	11/03/2021	6,970,000	7,376,560	(1)
	USD	3.000%	07/17/2022	22,668,000	22,509,324	(3)
	USD	4.500%	08/13/2023	8,054,000	8,767,101	(3)
	USD	6.150%	10/24/2036	12,512,000	15,630,866	(1)
	USD	4.250%	07/17/2042	7,321,000	7,182,597	(3)
	USD	4.875%	11/04/2044	8,313,000	8,872,174	(3)
ENTEL Chile SA	USD	4.875%	10/30/2024	500,000	524,000	(3)
VTR Finance BV	USD	6.875%	01/15/2024	6,431,000	6,752,550	(3)
					84,835,399

China ‐ 2.81%
CITIC Ltd.:
	USD	7.875%	Perpetual	1,800,000	1,899,000	(6)
	USD	8.625%	Perpetual	350,000	404,250	(1)(6)
Country Garden Holdings Co. Ltd.:
	USD	11.125%	02/23/2018	1,599,000	1,694,940	(1)
	USD	7.250%	04/04/2021	955,000	943,063	(1)
Sinochem Offshore Capital Co. Ltd.	USD	3.250%	04/29/2019	7,862,000	7,992,300	(3)
Sinochem Overseas Capital Co. Ltd.:
	USD	4.500%	11/12/2020	5,534,000	5,935,464	(1)
	USD	4.500%	11/12/2020	24,980,000	26,792,174	(3)
	USD	6.300%	11/12/2040	4,353,000	5,542,131	(1)
Sinopec Capital 2013 Ltd.	USD	3.125%	04/24/2023	4,284,000	4,208,960	(3)
					55,412,282

Colombia ‐ 0.35%
Ecopetrol SA	USD	5.875%	05/28/2045	4,334,000	4,160,206
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	3,432,000	2,257,570	(3)
SUAM Finance BV	USD	4.875%	04/17/2024	548,000	565,125	(3)
					6,982,901

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Ecuador - 0.72%
EP PetroEcuador via Noble Sovereign Funding I Ltd.	USD	5.885%	09/24/2019	15,945,000	$14,191,050	(1)(6)

India - 0.41%
ABJA Investment Co. Pte Ltd.:
	USD	4.850%	01/31/2020	1,000,000	1,032,625
	USD	5.950%	07/31/2024	2,204,000	2,255,794
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	3,727,000	3,368,276	(3)
	USD	8.250%	06/07/2021	1,452,000	1,386,660	(3)
					8,043,355

Indonesia - 0.13%
Pertamina Persero PT	USD	6.000%	05/03/2042	2,529,000	2,598,548	(1)

Jamaica - 0.31%
Digicel Group Ltd.	USD	7.125%	04/01/2022	6,327,000	6,058,102	(3)

Kazakhstan - 5.36%
KazMunayGas National Co. JSC:
	USD	9.125%	07/02/2018	1,449,000	1,606,216	(1)
	USD	9.125%	07/02/2018	15,574,000	17,263,779	(3)
	USD	7.000%	05/05/2020	739,000	773,179	(3)
	USD	7.000%	05/05/2020	10,197,000	10,668,611	(1)
	USD	6.375%	04/09/2021	5,552,000	5,663,040	(1)
	USD	6.375%	04/09/2021	12,534,000	12,784,680	(3)
	USD	4.400%	04/30/2023	2,738,000	2,471,045	(1)
	USD	4.400%	04/30/2023	10,403,000	9,388,707	(3)
	USD	4.875%	05/07/2025	3,138,000	2,832,045	(3)
	USD	5.750%	04/30/2043	6,861,000	5,711,783	(1)
	USD	5.750%	04/30/2043	18,577,000	15,465,352	(3)
	USD	6.000%	11/07/2044	736,000	632,040	(1)
	USD	6.000%	11/07/2044	17,394,000	14,937,098	(3)
Nostrum Oil & Gas Finance BV	USD	6.375%	02/14/2019	3,343,000	2,870,801	(3)
Zhaikmunai LP	USD	7.125%	11/13/2019	3,065,000	2,628,238	(3)
					105,696,614

Macau - 0.13%
MCE Finance Ltd.:
	USD	5.000%	02/15/2021	1,227,000	1,188,657	(3)
	USD	5.000%	02/15/2021	1,491,000	1,444,406	(1)
					2,633,063

Mexico ‐ 0.94%
Cemex Finance LLC:
	USD	9.375%	10/12/2022	1,883,000	2,157,165	(3)
	USD	6.000%	04/01/2024	619,000	621,358	(3)
Cemex SAB de CV:
	USD	9.500%	06/15/2018	2,448,000	2,726,460	(3)
	USD	7.250%	01/15/2021	849,000	908,430	(3)
	USD	5.700%	01/11/2025	1,175,000	1,149,855	(3)
	USD	6.125%	05/05/2025	2,667,000	2,666,467	(3)
Comision Federal de Electricidad	USD	4.875%	01/15/2024	1,784,000	1,899,960	(3)
Petroleos Mexicanos:
	EUR	5.500%	02/24/2025	2,275,000	3,246,568	(1)
	USD	5.625%	01/23/2046	3,001,000	3,085,028	(3)
					18,461,291

Morocco ‐ 0.12%
OCP SA	USD	5.625%	04/25/2024	2,190,000	2,380,749	(3)

	Counterparty	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Peru - 0.05%
Cementos Pacasmayo SAA		USD	4.500%	02/08/2023	1,032,000	$998,460	(3)

Russia - 0.95%
Gazpram Via Gaz Capital SA		USD	6.510%	03/07/2022	1,785,000	1,615,960	(3)
Gazprom OAO Via Gaz Capital SA:
		USD	4.300%	11/12/2015	4,286,000	4,291,358	(3)
		USD	9.250%	04/23/2019	3,106,000	3,211,293	(3)
		USD	4.950%	07/19/2022	1,066,000	901,836	(3)
Lukoil International Finance BV		USD	3.416%	04/24/2018	1,519,000	1,347,809	(3)
Vimpel Communications Holdings BV:
		USD	5.200%	02/13/2019	164,000	144,320	(3)
		USD	7.504%	03/01/2022	300,000	267,000	(1)
		USD	7.504%	03/01/2022	2,278,000	2,027,420	(3)
		USD	5.950%	02/13/2023	671,000	543,510	(3)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC		USD	7.748%	02/02/2021	2,040,000	1,846,200	(3)
Wind Acquisition Finance SA:
		EUR	4.000%	07/15/2020	1,761,000	2,005,134	(3)
		USD	4.750%	07/15/2020	419,000	425,285	(3)
						18,627,125

South Africa - 0.61%
Eskom Holdings SOC Ltd.:
		USD	6.750%	08/06/2023	7,174,000	7,434,058	(3)
		USD	7.125%	02/11/2025	4,381,000	4,557,554	(3)
						11,991,612

Thailand - 0.19%
PTT Exploration & Production PCL		USD	4.875%	Perpetual	3,754,000	3,768,078	(3)(6)

Trinidad - 0.12%
Columbus International, Inc.		USD	7.375%	03/30/2021	2,283,000	2,402,857	(3)

Venezuela - 4.13%
Petroleos de Venezuela SA:
		USD	5.250%	04/12/2017	20,190,600	9,314,933	(1)
		USD	8.500%	11/02/2017	84,375,900	55,696,531	(1)
		USD	9.000%	11/17/2021	16,427,177	6,408,242	(1)
		USD	6.000%	05/16/2024	17,954,369	5,963,544	(1)
		USD	9.750%	05/17/2035	10,409,499	3,955,610	(1)
						81,338,860

TOTAL CORPORATE BONDS						469,398,307
(Cost $505,870,105)

CREDIT LINKED NOTES - 1.09%
Colombia - 0.09%
Titulos de Tesoreria - Series B	Citigroup Global Markets	COP	11.000%	07/27/2020	3,500,000,000	1,753,658

Iraq - 0.35%
Republic of Iraq:
	Bank of America - Merrill Lynch	JPY	2.484%	01/01/2028	843,349,489	4,758,712	(6)
	Bank of America - Merrill Lynch	JPY	2.715%	01/01/2028	384,939,391	2,172,072	(6)
						6,930,784

	Counterparty	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Venezuela - 0.65%
Petroleos De Venezuela	Credit Suisse First Boston	USD	5.252%	12/20/2016	29,200,000	$12,697,669	(6)

TOTAL CREDIT LINKED NOTES						21,382,111
(Cost $35,186,741)

SHORT TERM INVESTMENTS - 3.51%
Money Market Mutual Funds - 3.51%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)		USD	0.06054%	N/A	69,210,496	69,210,496

TOTAL SHORT TERM INVESTMENTS						69,210,496
(Cost $69,210,496)

Total Investments - 101.37%						1,997,550,299
(Cost $2,048,484,461)
Liabilities in Excess of Other Assets - (1.37)%						(26,943,652	)(7)

Net Assets - 100.00%						$1,970,606,647

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
COP	-	Colombian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
MXN	-	Mexican Peso
TRY	-	Turkish Lira
USD	-	United States Dollar

(1)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of February 28, 2015, the aggregate market value of those securities was $743,844,843, which represents approximately 37.75% of net assets.

(2)	Security is in default and therefore is non-income producing.
(3)
Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $497,565,843, which represents approximately 25.25% of net assets as of February 28, 2015.

(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2015.
(5)
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. The loan matured on November 25, 2014, but due to a default, final payments were not received. The security is shown to represent future expected payments.

(6)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of February 28, 2015.
(7)	Includes cash which is being held as collateral for credit default swap contracts.

Common Abbreviations:
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.

JSC	-	Joint Stock Company.
LLC	-	Lmited Liability Corporation.
LP	-	Limited Partnership.
Ltd.	-	Limited.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company
OJSC	-	Open Joint Stock Company.
PCL	-	A rearrangement of the letters for Public Limited Company, used in Thailand.
PLC	-	Public Limited Company.
PT	-	Perseroan terbuka is an Indonesian term for limited liability company.
Pte	-	Private
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV	-	A variable capital company.
SOC	-	State owned Company.
SPE	-	Special Purpose Entity.
TBK	-	Perseroan terbuka is an Indonesian term for limited liability company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	COP	24,983,095,500	Sale	03/05/2015	$9,987,346	$596,470
J.P. Morgan Chase & Co.	EUR	10,089,000	Sale	03/09/2015	11,291,592	143,382
J.P. Morgan Chase & Co.	JPY	807,461,000	Sale	03/09/2015	6,750,941	122,588
						$862,440

J.P. Morgan Chase & Co.	GBP	721,500	Sale	03/09/2015	$1,113,803	$(27,199)
						$(27,199)

** The contracted amount is stated in the currency in which the contract is denominated.

INTEREST RATE SWAP CONTRACTS

Pay/Receive Floating Rate	Clearing House	Floating Rate	Expiration Date	Notional Amount	Fixed Rate	Market Value	Unrealized Appreciation/(Depreciation)
Receive	Chicago Mercantile Exchange	3 month LIBOR	1/13/2025	$15,490,300	2.077%	$63,723	$63,723
Receive	Chicago Mercantile Exchange	3 month LIBOR	2/6/2045	27,100,000	2.343%	901,452	901,452
						$965,175	$965,175
Receive	Chicago Mercantile Exchange	3 month LIBOR	1/12/2025	$31,570,000	2.140%	$(51,424)	$(51,424)
						$(51,424)	$(51,424)

CREDIT DEFAULT SWAP CONTRACTS ON SOVEREIGN DEBT OBLIGATIONS ISSUE - SELL PROTECTION(8)

Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at February 28, 2015(9)	Notional Amount(10)	Market Value	Upfront Premiums Received	Unrealized Depreciation
Petroleos de Venezuela	Credit Suisse First Boston	5.000%	06/20/2016	63.591%	$27,500,000	$13,586,590	$8,318,750	$(5,267,840)
						$13,586,590	$8,318,750	$(5,267,840)

(8)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(9)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(10)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Quarterly Statement of Investments

Stone Harbor High Yield Bond Fund	Statement of Investments
February 28, 2015 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)

CORPORATE BONDS - 88.68%
Advertising - 0.35%
Outfront Media Capital LLC / Outfront Media Capital Corp.	USD	5.250%	02/15/2022	955,000	$1,003,944

Aerospace/Defense - 0.99%
Bombardier, Inc.:
	USD	6.000%	10/15/2022	1,245,000	1,198,313	(1)
	USD	7.500%	03/15/2025	480,000	480,000	(1)
CPI International, Inc.	USD	8.000%	02/15/2018	430,000	438,600	(2)
Erickson, Inc., Series WI	USD	8.250%	05/01/2020	900,000	738,000
					2,854,913

Airlines - 0.23%
Allegiant Travel Co.	USD	5.500%	07/15/2019	620,000	648,675

Automotive - 1.72%
Chrysler Group LLC	USD	8.250%	06/15/2021	920,000	1,031,550
Goodyear Tire & Rubber Co.	USD	6.500%	03/01/2021	1,528,000	1,650,240
MPG Holdco I, Inc.	USD	7.375%	10/15/2022	1,200,000	1,287,000	(1)
Schaeffler Holding Finance BV:
	USD	6.250%	11/15/2019	620,000	660,300	(1)(3)
	USD	6.750%	11/15/2022	265,000	291,500	(1)(3)
					4,920,590

Building Materials - 0.33%
NCI Building Systems, Inc.	USD	8.250%	01/15/2023	920,000	961,400	(1)

Building Products - 2.16%
Building Materials Corp. of America	USD	5.375%	11/15/2024	1,145,000	1,185,075	(1)
Griffon Corp.	USD	5.250%	03/01/2022	2,490,000	2,461,987
Norbord, Inc.	USD	5.375%	12/01/2020	1,985,000	1,940,338	(1)
RSI Home Products, Inc.	USD	6.875%	03/01/2018	571,000	600,978	(1)
					6,188,378

Chemicals - 4.71%
CeramTec Group GmbH	EUR	8.250%	08/15/2021	1,000,000	1,231,179	(4)
Chemtura Corp.	USD	5.750%	07/15/2021	3,602,000	3,592,995
INEOS Group Holdings SA	USD	5.875%	02/01/2019	2,310,000	2,338,875	(1)
Lyond Basel Escrow	USD	8.375%	08/15/2015	25,000	0	(5)
Lyondell Chemical Co.	USD	8.375%	08/15/2015	945,000	0	(5)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Chemicals (continued)
PSPC Escrow Corp.	USD	6.500%	02/01/2022	1,330,000	$1,408,137	(1)
SPCM SA	USD	6.000%	01/15/2022	1,424,000	1,495,200	(1)
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Series WI	USD	8.750%	02/01/2019	3,291,000	3,439,095
					13,505,481

Consumer Products - 2.61%
ACCO Brands Corp.	USD	6.750%	04/30/2020	2,348,000	2,471,270
Prestige Brands, Inc.	USD	5.375%	12/15/2021	880,000	896,500	(1)
Spectrum Brands, Inc.:
	USD	6.375%	11/15/2020	1,455,000	1,575,038
	USD	6.125%	12/15/2024	880,000	950,400	(1)
Sun Products Corp.	USD	7.750%	03/15/2021	1,751,000	1,579,183	(1)
					7,472,391

Containers/Packaging - 2.33%
Albea Beauty Holdings SA	USD	8.375%	11/01/2019	1,116,000	1,188,540	(1)
Ardagh Finance Holdings SA	USD	8.625%	06/15/2019	735,909	769,025	(1)(3)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.	USD	6.000%	06/30/2021	700,000	683,375	(1)
Reynolds Group Issuer LLC	USD	8.250%	02/15/2021	2,235,000	2,363,512
Sealed Air Corp.	USD	5.125%	12/01/2024	560,000	586,600	(1)
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.	USD	6.375%	05/01/2022	1,115,000	1,103,850	(1)
					6,694,902

Drillers/Services - 3.05%
FTS International, Inc.	USD	6.250%	05/01/2022	1,625,000	1,283,750	(1)
Hornbeck Offshore Services, Inc.:
	USD	5.875%	04/01/2020	827,000	760,840
	USD	5.000%	03/01/2021	1,107,000	946,485
Offshore Group Investment Ltd.	USD	7.125%	04/01/2023	2,360,000	1,551,700
Pacific Drilling SA	USD	5.375%	06/01/2020	872,000	702,505	(1)
Parker Drilling Co.	USD	6.750%	07/15/2022	1,980,000	1,633,500
Trinidad Drilling Ltd.	USD	7.875%	01/15/2019	1,975,000	1,861,438	(1)
					8,740,218

Electric - 4.42%
Calpine Corp.	USD	5.750%	01/15/2025	2,330,000	2,385,337
Dynegy Finance I, Inc. / Dynegy Finance II, Inc.:
	USD	6.750%	11/01/2019	1,355,000	1,419,363	(1)
	USD	7.625%	11/01/2024	800,000	850,000	(1)
GenOn Energy, Inc.	USD	9.500%	10/15/2018	3,887,000	4,018,186
NRG Energy, Inc.	USD	6.250%	07/15/2022	2,330,000	2,440,675

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Electric (continued)
RJS Power Holdings LLC	USD	5.125%	07/15/2019	1,575,000	$1,559,250	(1)
					12,672,811

Environmental Services - 0.59%
Clean Harbors, Inc.	USD	5.250%	08/01/2020	1,641,000	1,682,025

Exploration & Production - 7.53%
Bonanza Creek Energy, Inc.	USD	6.750%	04/15/2021	2,198,000	2,165,030
Calumet Specialty Products Partners LP/Calumet Finance Corp.	USD	9.625%	08/01/2020	935,000	1,000,450
Chesapeake Energy Corp.	USD	5.750%	03/15/2023	2,040,000	2,139,450
Denbury Resources, Inc.	USD	5.500%	05/01/2022	1,770,000	1,663,800
EP Energy LLC/EP Energy Finance, Inc., Series WI	USD	9.375%	05/01/2020	933,000	1,000,642
Halcon Resources Corp.	USD	9.750%	07/15/2020	2,138,000	1,656,950
Laredo Petroleum, Inc.:
	USD	5.625%	01/15/2022	1,100,000	1,061,500
	USD	7.375%	05/01/2022	1,243,000	1,286,505
Linn Energy LLC	USD	7.750%	02/01/2021	1,219,000	1,069,672
Linn Energy LLC / Linn Energy Finance Corp.	USD	6.500%	09/15/2021	705,000	595,725
MEG Energy Corp.	USD	6.500%	03/15/2021	1,305,000	1,269,112	(1)
Midstates Petroleum Co., Inc.	USD	10.750%	10/01/2020	981,000	627,840
Oasis Petroleum, Inc.	USD	7.250%	02/01/2019	1,901,000	1,898,624
QEP Resources, Inc.	USD	5.375%	10/01/2022	1,427,000	1,416,298
Samson Investment Co.	USD	9.750%	02/15/2020	1,991,000	686,895	(2)
SandRidge Energy, Inc.	USD	7.500%	03/15/2021	1,832,000	1,357,970
Venoco, Inc.	USD	8.875%	02/15/2019	1,186,000	686,398
					21,582,861

Financial Other - 0.43%
Aircastle Ltd.	USD	5.500%	02/15/2022	1,140,000	1,225,500

Food/Beverage/Tobacco - 4.76%
Bakkavor Finance 2 PLC	GBP	8.250%	02/15/2018	725,000	1,172,637	(4)
Big Heart Pet Brands	USD	7.625%	02/15/2019	1,615,000	1,650,126
Boparan Finance PLC	GBP	5.500%	07/15/2021	980,000	1,380,589	(4)
Chiquita Brands International, Inc./Chiquita Brands LLC	USD	7.875%	02/01/2021	862,000	949,277
Dean Foods Co.	USD	6.500%	03/15/2023	1,600,000	1,611,000	(1)
Post Holdings, Inc.	USD	7.375%	02/15/2022	2,165,000	2,262,425
Premier Foods Finance PLC	GBP	6.500%	03/15/2021	1,000,000	1,459,001	(4)
R&R PLC	EUR	9.250%	05/15/2018	1,100,000	1,255,673	(3)(4)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Food/Beverage/Tobacco (continued)
Smithfield Foods, Inc.	USD	6.625%	08/15/2022	1,756,000	$1,916,235
					13,656,963

Gaming - 2.53%
Isle of Capri Casinos, Inc.	USD	5.875%	03/15/2021	2,325,000	2,423,812
MGM Resorts International	USD	6.625%	12/15/2021	2,333,000	2,542,970
Pinnacle Entertainment, Inc.	USD	6.375%	08/01/2021	2,135,000	2,279,113
					7,245,895

Healthcare - 6.95%
Amsurg Corp.	USD	5.625%	07/15/2022	655,000	697,575
Community Health Systems, Inc.:
	USD	8.000%	11/15/2019	1,552,000	1,664,520
	USD	6.875%	02/01/2022	1,100,000	1,181,812
DaVita HealthCare Partners, Inc.	USD	5.125%	07/15/2024	1,530,000	1,590,244
Grifols Worldwide Operations Ltd.	USD	5.250%	04/01/2022	1,270,000	1,304,925	(1)
HCA, Inc.:
	USD	4.250%	10/15/2019	655,000	678,744
	USD	5.375%	02/01/2025	1,195,000	1,272,675
HealthSouth Corp.	USD	5.750%	11/01/2024	1,800,000	1,890,000
Hologic, Inc.	USD	6.250%	08/01/2020	1,759,000	1,851,348
IASIS Healthcare LLC	USD	8.375%	05/15/2019	1,487,000	1,552,056
Kinetic Concepts, Inc./KCI USA, Inc.:
	USD	10.500%	11/01/2018	1,064,000	1,166,410
	USD	12.500%	11/01/2019	845,000	937,950
LifePoint Hospitals, Inc.	USD	5.500%	12/01/2021	1,760,000	1,878,800
Tenet Healthcare Corp.:
	USD	6.000%	10/01/2020	718,000	782,620
	USD	8.125%	04/01/2022	1,308,000	1,484,580
					19,934,259

Home Builders - 0.64%
Lennar Corp.	USD	4.750%	11/15/2022	939,000	962,475
Standard Pacific Corp.	USD	5.875%	11/15/2024	847,000	868,175
					1,830,650

Industrial Other - 2.28%
AECOM	USD	5.750%	10/15/2022	1,415,000	1,485,750	(1)
Cleaver-Brooks, Inc.	USD	8.750%	12/15/2019	1,461,000	1,501,177	(1)
MasTec, Inc.	USD	4.875%	03/15/2023	2,688,000	2,560,320
WESCO Distribution, Inc.	USD	5.375%	12/15/2021	970,000	988,188
					6,535,435

				Principal	Market Value
	Currency	Rate	Maturity Date	Amount*	(Expressed in U.S. $)
Leisure ‐ 1.10%
AMC Entertainment, Inc.	USD	5.875%	02/15/2022	1,945,000	$2,027,662
Cinemark USA, Inc.:
	USD	5.125%	12/15/2022	740,000	761,238
	USD	4.875%	06/01/2023	375,000	375,000
					3,163,900

Lodging ‐ 0.71%
RHP Hotel Properties LP/RHP Finance Corp.	USD	5.000%	04/15/2021	1,978,000	2,032,395

Media Cable ‐ 8.40%
Cablevision Systems Corp.:
	USD	8.000%	04/15/2020	864,000	986,040
	USD	5.875%	09/15/2022	3,080,000	3,199,350
CCO Holdings LLC:
	USD	6.625%	01/31/2022	1,487,000	1,600,384
	USD	5.125%	02/15/2023	750,000	758,437
Cequel Communications Holdings I LLC/Cequel Capital Corp.	USD	5.125%	12/15/2021	2,566,000	2,572,415	(1)
DISH DBS Corp., Series WI	USD	5.000%	03/15/2023	4,978,000	4,803,770
Mediacom LLC	USD	7.250%	02/15/2022	2,371,000	2,572,535
Numericable‐SFR SAS:
	USD	6.000%	05/15/2022	1,270,000	1,293,812	(1)
	USD	6.250%	05/15/2024	660,000	678,315	(1)
Quebecor Media, Inc.	USD	5.750%	01/15/2023	1,566,000	1,642,343
Unitymedia Hessen GmbH & Co. KG	USD	5.000%	01/15/2025	755,000	773,875	(1)
UPC Holding BV	EUR	6.375%	09/15/2022	1,300,000	1,592,968	(4)
Virgin Media Finance PLC	USD	6.000%	10/15/2024	1,475,000	1,591,156	(1)
					24,065,400

Media Other ‐ 3.90%
Gannett Co., Inc.	USD	6.375%	10/15/2023	1,714,000	1,868,260
Gray Television, Inc.	USD	7.500%	10/01/2020	2,240,000	2,340,800
Interep National Radio Sales, Inc., Series B	USD	10.000%	07/01/2008	27,318	3	(5)
LIN Television Corp.	USD	5.875%	11/15/2022	1,825,000	1,870,625	(1)
Nexstar Broadcasting, Inc., Series WI	USD	6.875%	11/15/2020	2,020,000	2,151,300
Sinclair Television Group, Inc., Series WI	USD	6.125%	10/01/2022	2,780,000	2,939,850
					11,170,838

Metals/Mining/Steel ‐ 3.97%
Alcoa, Inc.	USD	5.125%	10/01/2024	655,000	713,664
APERAM SA	USD	7.750%	04/01/2018	1,195,000	1,245,799	(1)
ArcelorMittal:
	USD	6.750%	02/25/2022	1,546,000	1,751,154
	USD	7.500%	10/15/2039	1,255,000	1,352,263

				Principal	Market Value
	Currency	Rate	Maturity Date	Amount*	(Expressed in U.S. $)
Metals/Mining/Steel (continued)
Arch Coal, Inc.	USD	7.250%	06/15/2021	1,823,000	$537,785
Cloud Peak Energy Resources LLC:
	USD	8.500%	12/15/2019	615,000	627,300
	USD	6.375%	03/15/2024	1,580,000	1,457,550
CONSOL Energy, Inc.	USD	8.250%	04/01/2020	1,301,000	1,361,171
Peabody Energy Corp., Series WI	USD	6.250%	11/15/2021	2,792,000	2,334,810
					11,381,496

Paper/Forest Products ‐ 2.78%
Cascades, Inc.:
	USD	7.875%	01/15/2020	1,075,000	1,126,063
	USD	5.500%	07/15/2022	735,000	759,806	(1)
Louisiana‐Pacific Corp.	USD	7.500%	06/01/2020	1,578,000	1,692,405
Mercer International, Inc.	USD	7.750%	12/01/2022	1,470,000	1,547,175	(1)
Rayonier AM Products, Inc.	USD	5.500%	06/01/2024	1,900,000	1,638,750	(1)
Xerium Technologies, Inc.	USD	8.875%	06/15/2018	1,154,000	1,202,324
					7,966,523

Pharmaceuticals ‐ 1.39%
Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.	USD	6.000%	02/01/2025	1,210,000	1,287,138	(1)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC	USD	5.750%	08/01/2022	1,155,000	1,222,856	(1)
Valeant Pharmaceuticals International, Inc.	USD	5.500%	03/01/2023	1,445,000	1,466,675	(1)
					3,976,669

Publishing/Printing ‐ 0.00%
IDEARC, Inc.	USD	8.000%	11/15/2016	1,345,000	0	(5)

Refining ‐ 0.66%
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
	USD	5.875%	10/01/2020	776,000	816,740
	USD	6.125%	10/15/2021	1,003,000	1,068,195
					1,884,935

Restaurants ‐ 0.87%
Landry’s, Inc.	USD	9.375%	05/01/2020	1,892,000	2,050,455	(1)
Ruby Tuesday, Inc.	USD	7.625%	05/15/2020	445,000	456,125
					2,506,580

Retail Non Food/Drug ‐ 2.20%
Argos Merger Sub, Inc.	USD	7.125%	03/15/2023	1,740,000	1,805,250	(1)
Bon‐Ton Department Stores, Inc.	USD	8.000%	06/15/2021	692,000	562,250

				Principal	Market Value
	Currency	Rate	Maturity Date	Amount*	(Expressed in U.S. $)
Retail Non Food/Drug (continued)
Family Tree Escrow LLC	USD	5.750%	03/01/2023	460,000	$486,450	(1)
Hot Topic, Inc.	USD	9.250%	06/15/2021	1,515,000	1,662,712	(1)
JC Penney Corp., Inc.	USD	5.650%	06/01/2020	850,000	733,125
Petco Holdings, Inc.	USD	8.500%	10/15/2017	1,026,000	1,059,345	(1)(3)
					6,309,132

Services Other ‐ 0.53%
Outerwall, Inc.	USD	6.000%	03/15/2019	1,540,000	1,509,200

Technology ‐ 2.80%
Alcatel‐Lucent USA, Inc.	USD	6.750%	11/15/2020	1,230,000	1,322,250	(1)
Artesyn Embedded Technologies, Inc.	USD	9.750%	10/15/2020	1,275,000	1,224,000	(1)
First Data Corp.	USD	12.625%	01/15/2021	1,637,000	1,960,307
NCR Corp.	USD	5.000%	07/15/2022	1,784,000	1,806,300
Nuance Communications, Inc.	USD	5.375%	08/15/2020	1,657,000	1,706,710	(1)
					8,019,567

Textile/Apparel ‐ 1.46%
Levi Strauss & Co.	USD	6.875%	05/01/2022	1,525,000	1,685,125
Quiksilver, Inc.:
	USD	10.000%	08/01/2020	521,000	398,565
	USD	7.875%	08/01/2018	1,117,000	1,016,470	(1)
William Carter Co.	USD	5.250%	08/15/2021	1,025,000	1,078,556
					4,178,716

Wireless ‐ 3.63%
Altice SA	USD	7.750%	05/15/2022	1,510,000	1,562,850	(1)
Matterhorn Mobile Holdings SA	EUR	8.250%	02/15/2020	900,000	1,091,494	(4)
Sprint Capital Corp.	USD	8.750%	03/15/2032	3,725,000	3,953,156
T‐Mobile USA, Inc.:
	USD	6.731%	04/28/2022	2,981,000	3,185,944
	USD	6.500%	01/15/2024	575,000	609,500
					10,402,944

Wirelines ‐ 5.67%
CenturyLink, Inc.:
	USD	5.800%	03/15/2022	641,000	684,267
	USD	7.650%	03/15/2042	1,350,000	1,383,750
Cincinnati Bell, Inc.	USD	8.375%	10/15/2020	1,128,000	1,206,960
Citizens Communications Co.	USD	9.000%	08/15/2031	1,485,000	1,611,225
Cogent Communications Group, Inc.	USD	5.375%	03/01/2022	580,000	585,800	(1)
CyrusOne LP/CyrusOne Finance Corp.	USD	6.375%	11/15/2022	1,810,000	1,927,650
Frontier Communications Corp.	USD	6.250%	09/15/2021	1,170,000	1,205,100

				Principal	Market Value
	Currency	Rate	Maturity Date	Amount*	(Expressed in U.S. $)
Wirelines (continued)
Level 3 Communications, Inc.	USD	5.750%	12/01/2022	485,000	$500,762
Level 3 Financing, Inc., Series WI:
	USD	7.000%	06/01/2020	1,334,000	1,441,000
	USD	5.375%	08/15/2022	1,865,000	1,939,022
Telecom Italia SpA	USD	5.303%	05/30/2024	1,233,000	1,305,698	(1)
Windstream Corp.	USD	7.500%	04/01/2023	2,491,000	2,459,863
					16,251,097

TOTAL CORPORATE BONDS					254,176,683
(Cost $255,201,665)

CONVERTIBLE CORPORATE BONDS ‐ 0.77%
Consumer Products ‐ 0.10%
Jarden Corp.	USD	1.125%	03/15/2034	226,000	274,449	(1)

Drillers/Services ‐ 0.12%
Hornbeck Offshore Services, Inc.	USD	1.500%	09/01/2019	397,000	336,457

Exploration & Production ‐ 0.18%
Energy XXI Ltd.	USD	3.000%	12/15/2018	540,000	210,600
Stone Energy Corp.	USD	1.750%	03/01/2017	347,000	321,192
					531,792

Metals/Mining/Steel ‐ 0.16%
RTI International Metals, Inc.:
	USD	3.000%	12/01/2015	353,000	360,281
	USD	1.625%	10/15/2019	99,400	98,468
					458,749

Technology ‐ 0.21%
Ciena Corp.	USD	4.000%	03/15/2015	331,000	346,930	(1)
SanDisk Corp.	USD	0.500%	10/15/2020	245,000	265,059
					611,989

TOTAL CONVERTIBLE CORPORATE BONDS					2,213,436
(Cost $2,524,490)

BANK LOANS ‐ 6.57%(6)
Chemicals ‐ 0.60%
Styrolution Group Gmbh ‐ Tranche B1 Term Loan	USD	L+5.500%	10/31/2019	1,760,000	1,728,100	(7)

				Principal	Market Value
	Currency	Rate	Maturity Date	Amount/Shares*	(Expressed in U.S. $)
Electric ‐ 1.00%
Texas Competitive Electric Holdings Co. LLC ‐ 2017 Term Loan	USD	L+4.500%	10/10/2017	4,540,167	$2,873,812	(7)

Food/Beverage/Tobacco ‐ 0.94%
Del Monte Foods Inc. ‐ Initial Term Loan	USD	8.250%	05/26/2021	1,305,000	1,190,813
New HB Acquisition LLC ‐ Term B Loan	USD	6.750%	03/12/2020	1,464,012	1,495,122
					2,685,935

Industrial Other ‐ 0.34%
Gates Global LLC ‐ Initial Term Loan	USD	4.250%	06/12/2021	977,550	972,907

Lodging ‐ 0.49%
La Quinta Intermediate Holdings LLC ‐ Initial Term Loan	USD	4.000%	02/12/2021	1,396,644	1,397,954

Media Other ‐ 0.79%
Tribune Company ‐ Initial Term Loan	USD	4.000%	11/20/2020	2,254,568	2,258,795

Metals/Mining/Steel ‐ 0.23%
Arch Coal, Inc., ‐ Term Loan	USD	6.250%	05/01/2018	837,283	671,920

Retail Food/Drug ‐ 0.82%
Albertson’s Holdings LLC ‐ Term B‐4 Loan	USD	5.500%	08/08/2021	2,330,000	2,352,328

Technology ‐ 1.36%
Dell International LLC ‐ Term B Loan	USD	4.500%	03/24/2020	3,120,500	3,137,323
MA Financeco., LLC ‐ Initial Tranche B Term Loan	USD	5.250%	10/07/2021	760,000	750,183
					3,887,506

TOTAL BANK LOANS					18,829,257
(Cost $19,559,813)

COMMON/PREFERRED STOCKS ‐ 0.24%
EME Reorganization Trust	USD			3,059,892	113,216
General Maritime	USD			1,929	19
NRG Energy, Inc.	USD			10,061	241,263
SandRidge Energy, Inc.	USD			3,451	175,345
Subsea 7 SA	NOK			14,306	141,829
					671,672

TOTAL COMMON/PREFERRED STOCKS					671,672
(Cost $1,416,334)

				Principal	Market Value
	Currency	Rate	Maturity Date	Amount/Shares*	(Expressed in U.S. $)

SHORT TERM INVESTMENTS ‐ 2.98%
Money Market Mutual Funds ‐ 2.98%
Dreyfus Institutional Cash Advantage Fund ‐ Institutional Advantage Class (7‐Day Yield)	USD	0.06054%	N/A	8,531,467	$8,531,467

TOTAL SHORT TERM INVESTMENTS					8,531,467
(Cost $8,531,467)

Total Investments ‐ 99.24%					284,422,515
(Cost $287,233,769)
Other Assets in Excess of Liabilities ‐ 0.76%					2,190,883

Net Assets ‐ 100.00%					$286,613,398

*  The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR	-	Euro Currency
GBP	-	Great British Pound
NOK	-	Norwegian Krone
USD	-	United States Dollar

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.  Total market value of Rule 144A securities amounts to $70,810,625, which represents approximately 24.71% of net assets as of February 28, 2015.

(2)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of February 28, 2015.
(3)	Payment-in-kind securities.
(4)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration.  Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.  As of February 28, 2015, the aggregate market value of those securities was $9,183,541, which represents approximately 3.20% of net assets.

(5)	Security is in default and therefore is non-income producing.
(6)
Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

(7)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

*	The principal amount/shares of each security is stated in the currency in which the security is denominated.

Common Abbreviations:
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company wtih limited liability.
KG	-	A Kommanditgesellschaft is the German name for a limited partnership business entity.
LLC	-	Limited Liability Corporation.
LP	-	Limited Partnership.
Ltd.	-	Limited.
PLC	-	Public Limited Company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAS	-	Société par actions simplifiée (French: Joint Stock Company)
SCA	-	Société en commandite par actions is a term from Luxembourg meaning partnership by limited shares.
SpA	-	Società per Azioni is the Italian term for Limited share company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

						Unrealized
	Foreign	Contracted	Purchase/Sale	Settlement	Current	Appreciation/
Counterparty	Currency	Amount**	Contract	Date	Value	(Depreciation)
J.P. Morgan Chase & Co.	EUR	5,600,000	Sale	03/09/2015	$6,267,511	$79,585
						$79,585

J.P. Morgan Chase & Co.	EUR	1,032,853	Purchase	03/09/2015	$1,155,968	$(15,993)
J.P. Morgan Chase & Co.	GBP	44,649	Purchase	03/09/2015	68,926	(204)
J.P. Morgan Chase & Co.	GBP	2,681,745	Sale	03/09/2015	4,139,897	(98,434)
						$(114,631)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Local Markets Fund	Statement of Investments
February 28, 2015 (Unaudited)

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS ‐ 69.76%
Brazil ‐ 9.79%
Brazil Letras do Tesouro Nacional	BRL	0.000	07/01/2018	209,069,000	$49,734,670	(1)
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2021	48,528,000	15,532,331
	BRL	10.000%	01/01/2023	110,674,000	34,815,172
	BRL	10.000%	01/01/2025	232,676,000	71,882,410
					171,964,583

Colombia ‐ 4.84%
Bogota Distrio Capital	COP	9.750%	07/26/2028	62,441,000,000	31,180,850	(2)
International Bank for Reconstruction & Development Republic of Colombia:	COP	8.000%	03/02/2020	1,020,000,000	471,561
	COP	12.000%	10/22/2015	1,579,000,000	659,811
	COP	7.750%	04/14/2021	16,137,000,000	7,226,092
	COP	4.375%	03/21/2023	18,986,000,000	7,061,837
	COP	9.850%	06/28/2027	50,616,000,000	26,628,028
	COP	7.750%	09/18/2030	28,643,800,000	11,855,844
					85,084,023

Indonesia ‐ 6.80%
European Bank for Reconstruction & Development Indonesia Government:	IDR	7.200%	06/08/2016	37,740,000,000	2,878,314
	IDR	5.625%	05/15/2023	171,052,000,000	12,208,547
	IDR	6.125%	05/15/2028	132,110,000,000	9,403,575
	IDR	8.250%	06/15/2032	56,400,000,000	4,761,818
	IDR	6.625%	05/15/2033	184,000,000,000	13,239,458
	IDR	8.375%	03/15/2034	141,460,000,000	12,165,013
Inter‐American Development Bank Republic of Indonesia:	IDR	0.000%	08/20/2015	236,830,000,000	17,553,821	(1)
	IDR	12.800%	06/15/2021	2,980,000,000	299,960
	IDR	7.000%	05/15/2022	132,570,000,000	10,344,050
	IDR	8.375%	03/15/2024	100,140,000,000	8,514,805
	IDR	9.000%	03/15/2029	311,280,000,000	28,177,764
					119,547,125

Malaysia ‐ 4.84%
Malaysian Government:
	MYR	3.889%	07/31/2020	15,290,000	4,270,085
	MYR	4.048%	09/30/2021	45,270,000	12,770,185
	MYR	3.418%	08/15/2022	73,150,000	19,819,915
	MYR	3.480%	03/15/2023	72,280,000	19,584,190
	MYR	4.181%	07/15/2024	54,930,000	15,602,619
	MYR	4.392%	04/15/2026	16,370,000	4,707,965
	MYR	4.498%	04/15/2030	11,870,000	3,425,305
	MYR	3.844%	04/15/2033	18,480,000	4,822,542
					85,002,806

Mexico ‐ 10.01%
Mexican Bonos:
	MXN	7.750%	12/14/2017	386,121,000	28,134,744
	MXN	8.500%	12/13/2018	135,950,000	10,267,174
	MXN	8.000%	06/11/2020	355,831,000	26,977,246
	MXN	6.500%	06/10/2021	317,388,000	22,587,384
	MXN	6.500%	06/09/2022	189,452,000	13,474,698
	MXN	8.000%	12/07/2023	105,551,000	8,234,958

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)
Mexico (continued)
Mexican Bonos: (continued)
	MXN	10.000%	12/05/2024	206,587,500	$18,379,835
	MXN	8.500%	05/31/2029	58,535,000	4,854,846
	MXN	7.750%	05/29/2031	209,386,000	16,408,888
	MXN	7.750%	11/13/2042	31,053,000	2,484,344
Mexican Udibonos:
	MXN	2.000%	06/09/2022	86,983,875	5,708,060
	MXN	4.500%	11/22/2035	225,954,102	18,438,779
					175,950,956

Poland ‐ 4.85%
Republic of Poland:
	PLN	5.000%	04/25/2016	23,830,000	6,675,498
	PLN	0.000%	07/25/2016	74,700,000	19,716,600	(1)
	PLN	3.000%	08/24/2016	122,325,571	33,953,237
	PLN	4.750%	04/25/2017	2,180,000	627,121
	PLN	5.250%	10/25/2017	28,190,000	8,307,147
	PLN	2.750%	08/25/2023	40,522,955	12,394,601
	PLN	3.250%	07/25/2025	12,236,000	3,635,299
					85,309,503

Russia ‐ 7.57%
Russian Federation:
	RUB	7.400%	04/19/2017	104,250,000	1,492,758
	RUB	7.400%	06/14/2017	418,510,000	5,948,482
	RUB	6.200%	01/31/2018	248,230,000	3,302,705
	RUB	7.850%	03/10/2018	60,000,000	832,365	(3)
	RUB	7.850%	03/10/2018	700,000,000	9,710,921	(2)
	RUB	7.500%	03/15/2018	211,020,000	2,893,205
	RUB	7.500%	02/27/2019	382,040,000	5,008,107
	RUB	6.700%	05/15/2019	243,149,000	3,057,136
	RUB	6.800%	12/11/2019	108,500,000	1,336,207
	RUB	6.400%	05/27/2020	193,400,000	2,286,285
	RUB	7.600%	04/14/2021	979,920,000	11,924,888
	RUB	7.000%	11/24/2021	288,490,000	3,481,619	(4)
	RUB	7.600%	07/20/2022	1,920,320,000	22,499,700
	RUB	7.000%	01/25/2023	1,104,600,000	12,366,889
	RUB	7.000%	08/16/2023	656,860,000	7,353,972
	RUB	8.150%	02/03/2027	989,080,000	11,768,033
	RUB	7.050%	01/19/2028	1,907,786,000	20,198,257
	USD	7.500%	03/31/2030	6,984,668	7,491,056	(2)(4)
					132,952,585

South Africa ‐ 4.85%
Asian Development Bank Republic of South Africa:	ZAR	6.500%	09/15/2015	4,500,000	384,576

	ZAR	10.500%	12/21/2026	19,360,000	2,028,295
	ZAR	8.000%	01/31/2030	16,770,000	1,436,132
	ZAR	7.000%	02/28/2031	123,800,000	9,619,119
	ZAR	6.250%	03/31/2036	304,170,000	21,100,438
	ZAR	6.500%	02/28/2041	234,390,000	16,459,550
	ZAR	8.750%	01/31/2044	229,260,000	20,669,677
	ZAR	8.750%	02/28/2048	149,110,000	13,516,666
					85,214,453

Thailand ‐ 4.61%
Thailand Government:
	THB	3.580%	12/17/2017	236,470,000	7,771,232
	THB	3.875%	06/13/2019	277,160,000	9,116,772
	THB	1.200%	07/14/2021	759,919,930	22,388,092

				Maturity	Principal	Market Value
	Counterparty	Currency	Rate	Date	Amount*	(Expressed in U.S. $)
Thailand (continued)
Thailand Government: (continued)
		THB	3.650%	12/17/2021	191,610,000	$6,338,596
		THB	3.625%	06/16/2023	1,066,310,000	35,450,504
						81,065,196

Turkey ‐ 11.06%
Republic of Turkey:
		TRY	10.700%	02/24/2016	40,030,000	16,219,754
		TRY	8.200%	07/13/2016	74,430,000	29,520,409
		TRY	9.000%	03/08/2017	26,580,000	10,754,056
		TRY	10.400%	03/27/2019	30,000,000	12,915,056
		TRY	10.500%	01/15/2020	73,400,000	32,238,578
		TRY	9.500%	01/12/2022	63,490,000	27,003,558
		TRY	8.500%	09/14/2022	51,360,000	20,790,082
		TRY	7.100%	03/08/2023	59,460,000	22,125,368
		TRY	10.400%	03/20/2024	25,200,000	11,411,169
		TRY	9.000%	07/24/2024	27,150,000	11,385,100
						194,363,130

Venezuela ‐ 0.54%
Republic of Venezuela		USD	5.750%	02/26/2016	12,069,500	9,474,557	(2)

TOTAL SOVEREIGN DEBT OBLIGATIONS						1,225,928,917
(Cost $1,494,359,791)

CORPORATE BONDS ‐ 3.82%
Colombia ‐ 0.88%
Emgesa SA ESP:
		COP	8.750%	01/25/2021	616,000,000	267,766	(3)
		COP	8.750%	01/25/2021	16,739,000,000	7,276,181	(2)
Empresas Publicas de Medellin ESP:
		COP	8.375%	02/01/2021	776,000,000	330,223	(3)
		COP	8.375%	02/01/2021	3,338,000,000	1,420,467	(2)
		COP	7.625%	09/10/2024	9,444,000,000	3,757,994	(3)
Findeter		COP	7.875%	08/12/2024	5,687,000,000	2,336,925	(3)
						15,389,556

Mexico ‐ 0.89%
America Movil SAB de CV		MXN	6.000%	06/09/2019	134,900,000	9,132,760
Petroleos Mexicanos		MXN	7.650%	11/24/2021	91,160,000	6,468,436	(3)
						15,601,196

Venezuela ‐ 2.05%
Petroleos de Venezuela SA:
		USD	8.500%	11/02/2017	42,791,600	28,246,735	(2)
		USD	6.000%	05/16/2024	16,258,519	5,400,267	(2)
		USD	6.000%	11/15/2026	7,660,000	2,477,244	(2)
						36,124,246

TOTAL CORPORATE BONDS						67,114,998
(Cost $86,994,089)

CREDIT LINKED NOTES ‐ 6.39%
Colombia ‐ 1.29%
Titulos de Tesoreria ‐ Series B:
	Citigroup Global Markets	COP	11.000%	07/27/2020	4,500,000,000	2,254,702
	Citigroup Global Markets	COP	11.000%	07/27/2020	4,570,000,000	2,289,776
	Citigroup Global Markets	COP	11.000%	07/27/2020	6,546,000,000	3,279,841
	Citigroup Global Markets	COP	7.000%	05/05/2022	5,200,000,000	2,175,494
	Citigroup Global Markets	COP	7.000%	05/05/2022	10,113,510,000	4,231,130

				Maturity	Principal	Market Value
	Counterparty	Currency	Rate	Date	Amount*	(Expressed in U.S. $)
Colombia (continued)
Titulos de Tesoreria ‐ Series B: (continued)
	J.P. Morgan Chase & Co.	COP	7.000%	05/06/2022	12,970,000,000	$5,398,168
	Citigroup Global Markets	COP	10.000%	07/25/2024	6,000,000,000	2,968,109
						22,597,220

Indonesia ‐ 5.10%
Republic of Indonesia:
	Deutsche Bank AG London	IDR	8.250%	07/19/2021	111,500,000,000	9,229,612
	J.P. Morgan Chase & Co.	IDR	7.000%	05/15/2022	105,974,000,000	8,227,846
	Deutsche Bank AG London	IDR	7.000%	05/17/2022	60,000,000,000	4,671,691
	Deutsche Bank AG London	IDR	7.000%	05/17/2022	240,900,000,000	18,756,837
	Deutsche Bank AG London	IDR	5.625%	05/15/2023	15,000,000,000	1,070,019
	J.P. Morgan Chase & Co.	IDR	5.625%	05/17/2023	180,398,000,000	12,805,816
	Deutsche Bank AG London	IDR	11.000%	09/15/2025	32,500,000,000	3,242,934
	HSBC Bank	IDR	11.000%	09/15/2025	49,455,000,000	4,964,632
	HSBC Bank	IDR	11.000%	09/15/2025	60,487,000,000	6,072,099
	Deutsche Bank AG London	IDR	7.000%	05/18/2027	25,400,000,000	1,951,545
	J.P. Morgan Chase & Co.	IDR	6.125%	05/17/2028	16,900,000,000	1,202,940
	Deutsche Bank AG London	IDR	8.250%	06/17/2032	176,000,000,000	14,873,055
	J.P. Morgan Chase & Co.	IDR	6.625%	05/15/2033	36,002,000,000	2,576,546
						89,645,572

TOTAL CREDIT LINKED NOTES						112,242,792
(Cost $156,151,558)

SHORT TERM INVESTMENTS ‐ 6.09%
Money Market Mutual Funds ‐ 6.09%
Dreyfus Institutional Cash Advantage Fund ‐ Institutional Advantage Class (7‐Day Yield)	N/A	USD	0.06054%	N/A	107,068,086	107,068,086

TOTAL SHORT TERM INVESTMENTS						107,068,086
(Cost $107,068,086)

Total Investments ‐ 86.06%						1,512,354,793
(Cost $1,844,573,524)
Other Assets In Excess of Liabilities ‐ 13.94%						244,928,164

Net Assets ‐ 100.00%						$1,757,282,957

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
BRL	-	Brazilian Real
CLP	-	Chilean Peso
COP	-	Colombian Peso
IDR	-	Indonesian Rupiah
INR	-	Indian Rupee
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit

PLN	-	Polish Zloty
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration.  Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.  As of February 28, 2015, the aggregate market value of those securities was $102,678,278, which represents approximately 5.84% of net assets.

(3)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.  Total market value of Rule 144A securities amounts to $13,993,709, which represents approximately 0.80% of net assets as of February 28, 2015.

(4)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of February 28, 2015.

Common Abbreviations:
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
SA	-	Generally designates corporations in various countries mostly employing civil law.
SAB de CV	-	A variable capital company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
						Unrealized
	Foreign	Contracted	Purchase/Sale	Settlement	Current	Appreciation/
Counterparty	Currency	Amount**	Contract	Date	Value	(Depreciation)
Citigroup Global Markets	BRL	49,599,699	Sale	03/03/2015	$17,447,788	$1,563,212
Citigroup Global Markets	BRL	49,599,699	Purchase	03/03/2015	17,447,788	273,377
Citigroup Global Markets	BRL	49,599,699	Purchase	04/02/2015	17,294,579	60,493
Citigroup Global Markets	CLP	5,647,569,140	Purchase	05/26/2015	9,082,800	75,800
Citigroup Global Markets	COP	37,137,553,112	Sale	03/25/2015	14,813,829	69,388
Citigroup Global Markets	INR	886,077,032	Purchase	04/08/2015	14,198,815	452,706
Citigroup Global Markets	MXN	434,146,681	Purchase	03/10/2015	29,058,380	95,380
Citigroup Global Markets	PLN	76,723,468	Sale	04/27/2015	20,650,096	254,004
Citigroup Global Markets	THB	315,014,220	Purchase	04/16/2015	9,717,742	212,183
Citigroup Global Markets	TRY	68,828,473	Sale	05/26/2015	26,827,879	256,330
Deutsche Bank AG London	MXN	235,104,544	Purchase	03/10/2015	15,736,058	54,058
Deutsche Bank AG London	MYR	158,787,017	Purchase	03/10/2015	44,014,666	132,666
J.P. Morgan Chase & Co.	MYR	159,789,342	Purchase	03/10/2015	44,292,504	133,504
						$3,633,101

Citigroup Global Markets	BRL	49,599,699	Sale	04/02/2015	$17,294,579	$(286,830)
Citigroup Global Markets	COP	45,771,305,300	Purchase	03/25/2015	18,257,753	(334,864)
Citigroup Global Markets	PHP	381,766,860	Purchase	05/26/2015	8,621,525	(27,475)
Citigroup Global Markets	PLN	274,138,765	Purchase	04/27/2015	73,784,356	(84,744)
Citigroup Global Markets	PLN	205,996,203	Purchase	05/05/2015	55,437,053	(804,947)
Citigroup Global Markets	RUB	1,175,231,410	Sale	03/20/2015	18,871,337	(297,010)
Citigroup Global Markets	THB	315,014,220	Sale	04/16/2015	9,717,742	(100,142)
Citigroup Global Markets	ZAR	472,228,104	Purchase	03/10/2015	40,393,674	(411,326)
Goldman Sachs & Co.	ZAR	408,122,838	Purchase	03/10/2015	34,910,207	(355,793)
						$(2,703,131)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Corporate Debt Fund	Statement of Investments
February 28, 2015 (Unaudited)
			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)

CORPORATE BONDS - 96.04%
Angola - 0.85%
Puma International Financing SA	USD	6.750%	02/01/2021	205,000	$206,794	(1)

Argentina - 1.56%
Arcos Dorados Holdings, Inc.	USD	6.625%	09/27/2023	100,000	99,250	(2)
YPF SA	USD	8.750%	04/04/2024	275,000	279,675	(1)
					378,925

Brazil - 8.48%
Cia Brasileira de Aluminio	USD	4.750%	06/17/2024	112,000	106,960	(1)
CIMPOR Financial Operations BV	USD	5.750%	07/17/2024	228,000	183,540	(1)
Cosan Luxembourg SA	USD	5.000%	03/14/2023	200,000	176,235	(1)
ESAL GmbH	USD	6.250%	02/05/2023	670,000	647,468	(1)
Itau Unibanco Holding SA	USD	5.650%	03/19/2022	98,000	101,185	(1)
Odebrecht Drilling Norbe VIII/IX Ltd.	USD	6.350%	06/30/2021	170,850	142,199	(2)
Odebrecht Finance Ltd.:
	USD	4.375%	04/25/2025	192,000	155,520	(1)
	USD	5.250%	06/27/2029	168,000	135,660	(1)
Odebrecht Offshore Drilling Finance Ltd.	USD	6.750%	10/01/2022	95,193	74,607	(1)
Petrobras International Finance Co.	USD	5.375%	01/27/2021	131,000	117,216
QGOG Atlantic/Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	65,301	56,975	(1)
Samarco Mineracao SA	USD	4.125%	11/01/2022	43,000	40,366	(1)
Vale Overseas Ltd.	USD	4.625%	09/15/2020	116,000	117,697
					2,055,628

Chile - 3.02%
Cencosud SA	USD	4.875%	01/20/2023	180,000	182,682	(1)
Colbun SA	USD	4.500%	07/10/2024	200,000	206,500	(1)
Empresa Nacional de Electricidad SA	USD	4.250%	04/15/2024	89,000	94,118
VTR Finance BV	USD	6.875%	01/15/2024	236,000	247,800	(1)
					731,100

China - 5.16%
Bestgain Real Estate Ltd.	USD	2.625%	03/13/2018	200,000	196,479	(2)
CAR, Inc.	USD	6.125%	02/04/2020	170,000	172,763	(1)
CITIC Ltd.:
	USD	7.875%	Perpetual	200,000	211,000	(3)
	USD	8.625%	Perpetual	200,000	231,000	(2)(3)
Country Garden Holdings Co. Ltd.	USD	11.125%	02/23/2018	67,000	71,020	(2)
Lenovo Group Ltd.	USD	4.700%	05/08/2019	350,000	367,944
					1,250,206

Colombia - 5.48%
Bancolombia SA	USD	5.125%	09/11/2022	200,000	202,960
Empresa de Energia de Bogota SA ESP	USD	6.125%	11/10/2021	175,000	189,875	(1)
Grupo Aval Ltd.	USD	5.250%	02/01/2017	130,000	136,581	(1)
GrupoSura Finance SA	USD	5.700%	05/18/2021	157,000	170,542	(1)
Millicom International Cellular SA	USD	6.625%	10/15/2021	124,000	132,060	(1)
Oleoducto Central SA	USD	4.000%	05/07/2021	120,000	119,400	(1)
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	340,000	223,652	(1)
SUAM Finance BV	USD	4.875%	04/17/2024	148,000	152,625	(1)
					1,327,695

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)
Guatemala - 0.88%
Comcel Trust via Comunicaciones Celulares SA	USD	6.875%	02/06/2024	200,000	$213,940	(1)

Hong Kong - 3.80%
Goodman HK Finance	USD	4.375%	06/19/2024	300,000	312,380
Hutchison Whampoa International 09 Ltd.	USD	7.625%	04/09/2019	42,000	50,608	(1)
Hutchison Whampoa International 10 Ltd.	USD	6.000%	Perpetual	152,000	156,085	(2)(3)
Hutchison Whampoa International 11 Ltd.	USD	4.625%	01/13/2022	37,000	40,523	(1)
Hutchison Whampoa International 12 Ltd.	USD	6.000%	Perpetual	140,000	149,625	(2)(3)
Li & Fung Ltd.	USD	6.000%	Perpetual	200,000	212,750	(2)(3)
					921,971

India - 5.39%
Bharti Airtel International Netherlands BV:
	USD	5.125%	03/11/2023	256,000	278,473	(1)
	USD	5.350%	05/20/2024	300,000	332,331	(2)
ICICI Bank Ltd.	USD	5.750%	11/16/2020	114,000	129,517	(2)
Reliance Holding USA, Inc.	USD	5.400%	02/14/2022	200,000	219,718	(1)
Reliance Industries Ltd.	USD	4.125%	01/28/2025	99,000	99,658	(1)
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	98,000	88,567	(1)
	USD	8.250%	06/07/2021	54,000	51,570	(1)
	USD	7.125%	05/31/2023	120,000	106,200	(1)
					1,306,034

Indonesia - 3.87%
Indosat Palapa Co. BV	USD	7.375%	07/29/2020	215,000	227,094	(2)
Listrindo Capital BV	USD	6.950%	02/21/2019	305,000	325,587	(1)
Pelabuhan Indonesia III PT	USD	4.875%	10/01/2024	162,000	171,923	(1)
Perusahaan Gas Negara Persero Tbk PT	USD	5.125%	05/16/2024	200,000	214,000	(1)
					938,604

Israel - 3.41%
B Communications Ltd.	USD	7.375%	02/15/2021	348,000	370,620	(1)
Delek & Avner Tamar Bond Ltd.:
	USD	3.839%	12/30/2018	122,000	122,762	(1)
	USD	5.082%	12/30/2023	119,000	120,934	(1)
Israel Electric Corp. Ltd.	USD	5.000%	11/12/2024	200,000	213,250
					827,566

Jamaica - 1.86%
Digicel Group Ltd.:
	USD	8.250%	09/30/2020	115,000	116,898	(1)
	USD	7.125%	04/01/2022	350,000	335,125	(2)
					452,023

Kazakhstan - 2.05%
Nostrum Oil & Gas Finance BV	USD	6.375%	02/14/2019	153,000	131,389	(1)
Zhaikmunai LP	USD	7.125%	11/13/2019	425,000	364,437	(1)
					495,826

Macau - 1.55%
MCE Finance Ltd.	USD	5.000%	02/15/2021	388,000	375,875	(1)

Malaysia - 0.91%
Malayan Banking Bhd	USD	3.250%	09/20/2022	220,000	221,418	(3)

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)
Mexico - 8.24%
Cemex Finance LLC	USD	9.375%	10/12/2022	118,000	$135,181	(1)
Cemex SAB de CV:
	USD	9.500%	06/15/2018	190,000	211,612	(1)
	USD	7.250%	01/15/2021	120,000	128,400	(1)
Fresnillo PLC	USD	5.500%	11/13/2023	125,000	134,062	(1)
Gruma SAB de CV	USD	4.875%	12/01/2024	200,000	212,250	(1)
Metalsa SAB de CV	USD	4.900%	04/24/2023	406,000	384,178	(1)
Mexico Generadora De Energia	USD	5.500%	12/06/2032	160,000	164,800	(1)
Sixsigma Networks Mexico SA de CV	USD	8.250%	11/07/2021	203,000	212,135	(1)
Tenedora Nemak SAB de CV	USD	5.500%	02/28/2023	400,000	415,500	(1)
					1,998,118

Morocco - 2.02%
OCP SA:
	USD	5.625%	04/25/2024	378,000	410,924	(1)
	USD	6.875%	04/25/2044	70,000	79,362	(1)
					490,286

Peru - 3.67%
Cementos Pacasmayo SAA	USD	4.500%	02/08/2023	60,000	58,050	(1)
Cia Minera Ares SAC	USD	7.750%	01/23/2021	200,000	208,750	(1)
Cia Minera Milpo SAA	USD	4.625%	03/28/2023	192,000	192,480	(1)
Consorcio Transmantaro SA	USD	4.375%	05/07/2023	254,000	257,810	(1)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	125,000	129,219	(1)
Volcan Cia Minera SAA	USD	5.375%	02/02/2022	44,000	42,152	(1)
					888,461

Philippines - 1.59%
FPT Finance Ltd.	USD	6.375%	09/28/2020	350,000	385,000

Qatar - 3.42%
Ooredoo International Finance Ltd.	USD	4.750%	02/16/2021	434,000	479,570	(2)
Ras Laffan Liquefied Natural Gas Co. Ltd. II	USD	5.298%	09/30/2020	219,887	238,303	(2)
Ras Laffan Liquefied Natural Gas Co. Ltd. III	USD	6.750%	09/30/2019	93,000	111,832	(2)
					829,705

Russia - 6.06%
Evraz Group SA:
	USD	6.750%	04/27/2018	89,000	80,100	(1)
	USD	6.500%	04/22/2020	200,000	166,500	(2)
Gazpram Via Gaz Capital SA	USD	6.510%	03/07/2022	104,000	94,151	(1)
Gazprom OAO Via Gaz Capital SA	USD	9.250%	04/23/2019	103,000	106,492	(1)
Lukoil International Finance BV	USD	3.416%	04/24/2018	56,000	49,689	(1)
Rosneft Oil Co. via Rosneft International Finance Ltd.	USD	3.149%	03/06/2017	134,000	123,280	(1)
Vimpel Communications Holdings BV:
	USD	6.255%	03/01/2017	200,000	193,750	(2)
	USD	7.504%	03/01/2022	66,000	58,740	(1)
	USD	7.504%	03/01/2022	200,000	178,000	(2)
	USD	5.950%	02/13/2023	60,000	48,600	(1)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	148,000	133,940	(1)
Wind Acquisition Finance SA	EUR	4.000%	07/15/2020	206,000	234,558	(1)
					1,467,800

Saudi Arabia - 0.91%
Saudi Electricity Global Sukuk Co. 3:
	USD	4.000%	04/08/2024	130,000	140,238	(1)

			Maturity	Principal	Market Value
	Currency	Rate	Date	Amount*	(Expressed in U.S. $)
Saudi Arabia (continued)
Saudi Electricity Global Sukuk Co. 3: (continued)
	USD	5.500%	04/08/2044	72,000	$80,730	(1)
					220,968

Singapore - 1.37%
DBS Bank Ltd.	USD	3.625%	09/21/2022	80,000	82,839	(2)(3)
Oversea-Chinese Banking Corp. Ltd.	USD	4.000%	10/15/2024	61,000	63,026	(1)(3)
Pacnet Ltd.	USD	9.000%	12/12/2018	167,000	185,370	(2)
					331,235

South Africa - 0.83%
Myriad International Holdings BV	USD	6.000%	07/18/2020	183,000	202,215	(1)

South Korea - 3.36%
Korea Gas Corp.:
	USD	2.875%	07/29/2018	30,000	30,769	(1)
	USD	3.875%	02/12/2024	150,000	161,288	(1)
Korea Hydro & Nuclear Power Co. Ltd.	USD	4.750%	07/13/2021	160,000	179,750	(2)
Korea Midland Power Co. Ltd.	USD	2.750%	02/11/2019	300,000	304,728	(2)
Korea National Oil Corp.	USD	3.250%	07/10/2024	134,000	137,675	(1)
					814,210

Thailand - 3.60%
Bangkok Bank PCL:
	USD	3.300%	10/03/2018	64,000	65,998	(1)
	USD	3.875%	09/27/2022	136,000	142,986	(1)
PTT Exploration & Production PCL	USD	4.875%	Perpetual	473,000	474,774	(1)(3)
PTT Global Chemical PCL	USD	4.250%	09/19/2022	80,000	82,911	(1)
PTTEP Canada International Finance Ltd.	USD	5.692%	04/05/2021	94,000	105,649	(2)
					872,318

Trinidad - 0.62%
Columbus International, Inc.	USD	7.375%	03/30/2021	142,000	149,455	(1)

Turkey - 5.35%
Akbank TAS	USD	4.000%	01/24/2020	77,000	75,749	(1)
Turk Telekomunikasyon AS	USD	4.875%	06/19/2024	430,000	436,987	(1)
Turkiye Garanti Bankasi AS:
	USD	4.000%	09/13/2017	156,000	159,120	(1)
	USD	4.750%	10/17/2019	140,000	143,325	(1)
	USD	5.250%	09/13/2022	101,000	104,156	(1)
Turkiye Is Bankasi:
	USD	5.500%	04/21/2019	133,000	137,988	(1)
	USD	6.000%	10/24/2022	241,000	239,192	(1)
					1,296,517

United Arab Emirates - 5.88%
DP World Sukuk Ltd.	USD	6.250%	07/02/2017	120,000	130,950	(2)
Dubai Holding Commercial Operations MTN Ltd.	GBP	6.000%	02/01/2017	400,000	627,421
MAF Global Securities Ltd.	USD	7.125%	Perpetual	612,000	666,315	(3)
					1,424,686

Venezuela - 0.85%
Petroleos de Venezuela SA	USD	8.500%	11/02/2017	312,700	206,413	(2)

TOTAL CORPORATE BONDS					23,280,992
(Cost $23,170,433)

			Maturity		Market Value
	Currency	Rate	Date	Shares*	(Expressed in U.S. $)
SHORT TERM INVESTMENTS - 0.81%
Money Market Mutual Funds - 0.81%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.06054%	N/A	195,944	$195,944

TOTAL SHORT TERM INVESTMENTS (Cost $195,944)					195,944

Total Investments - 96.85% (Cost $23,366,377)					23,476,936
Other Assets In Excess of Liabilities - 3.15%					762,994

Net Assets - 100.00%					$24,239,930

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR	-	Euro Currency
GBP	-	Great Britain Pound
USD	-	United States Dollar

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.  Total market value of Rule 144A securities amounts to $14,898,144, which represents approximately 61.46% of net assets as of February 28, 2015.

(2)
Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration.  Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.  As of February 28, 2015, the aggregate market value of those securities was $4,846,129, which represents approximately 19.99% of net assets.

(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of February 28, 2015.

Common Abbreviations:
AS	-	Anonim Sirket is the Turkish term for Incorporation.
Bhd	-	Berhad is the Malaysian term for public limited company.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company wtih limited liability.
LLC	-	Limited Liability Corporation.
LP	-	Limited Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PCL	-	A rearrangement of the letters for Public Limited Company, used in Thailand.
PLC	-	Public Limited Company.
PT	-	Perseroan terbuka is an Indonesian term for limited liability company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	-	A Variable Capital Company
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV	-	A Variable Capital Company.
SAC	-	Sociedad Anonima Abierta is the Peruvian term used for a publicly traded corporation.
TAS	-	TüRk Anonim Sirketi is the Turkish term for Joint Stock Company.
Tbk PT	-	Terbuka is the Indonesian term for Limited Liability Company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

	Foreign	Contracted	Purchase/Sale	Settlement	Current	Unrealized
Counterparty	Currency	Amount**	Contract	Date	Value	Appreciation/(Depreciation)
J.P. Morgan Chase & Co.	EUR	203,300	Sale	03/09/2015	$227,533	$2,889
						$2,889

J.P. Morgan Chase & Co.	GBP	406,200	Sale	03/09/2015	$627,064	$(15,312)
						$(15,312)

**	The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Grade Fund	Statement of Investments
February 28, 2015 (Unaudited)

				Principal	Market Value
	Currency	Rate	Maturity Date	Amount*	(Expressed in U.S. $)

CORPORATE BONDS ‐ 39.09%
Aerospace/Defense ‐ 0.25%
Northrop Grumman Corp.	USD	1.750%	06/01/2018	25,000	$25,033

Automotive ‐ 1.09%
Ford Motor Credit Co. LLC	USD	4.250%	09/20/2022	50,000	54,379
Hyundai Capital America	USD	4.000%	06/08/2017	50,000	52,578	(1)
					106,957

Banking ‐ 11.19%
American Express Co.	USD	3.625%	12/05/2024	50,000	51,202
Bank of America Corp.:
	USD	6.050%	05/16/2016	25,000	26,368
	USD	3.300%	01/11/2023	125,000	127,018
	USD	4.200%	08/26/2024	25,000	25,917
BPCE SA	USD	5.700%	10/22/2023	50,000	55,649	(1)
Capital One Bank USA NA	USD	3.375%	02/15/2023	25,000	25,223
Capital One Financial Corp.	USD	6.750%	09/15/2017	50,000	56,284
Citigroup, Inc.:
	USD	3.500%	05/15/2023	100,000	99,843
	USD	5.500%	09/13/2025	25,000	28,364
Goldman Sachs Capital I	USD	6.345%	02/15/2034	50,000	61,219
Intesa Sanpaolo SpA	USD	3.125%	01/15/2016	75,000	76,198
Mizuho Bank Ltd.	USD	3.600%	09/25/2024	75,000	77,218	(1)
MUFG Americas Holdings Corp.	USD	2.250%	02/10/2020	50,000	49,989
PNC Financial Services Group, Inc.	USD	3.900%	04/29/2024	100,000	104,216
Santander UK PLC	USD	5.000%	11/07/2023	50,000	54,274	(1)
Skandinaviska Enskil	USD	2.375%	03/25/2019	50,000	50,787	(1)
Sumitomo Mitsui Banking Corp.	USD	2.450%	01/10/2019	50,000	50,569
Wells Fargo & Co., Series M	USD	3.450%	02/13/2023	75,000	76,586
					1,096,924

Brokerage ‐ 0.52%
Nomura Holdings, Inc., Series GMTN	USD	2.750%	03/19/2019	50,000	51,004

Chemicals ‐ 0.54%
Eastman Chemical Co.	USD	4.650%	10/15/2044	50,000	52,948

				Principal	Market Value
	Currency	Rate	Maturity Date	Amount*	(Expressed in U.S. $)
Consumer Products ‐ 0.27%
Newell Rubbermaid, Inc.	USD	4.000%	06/15/2022	25,000	$26,080

Electric ‐ 0.51%
Oncor Electric Delivery Co. LLC	USD	2.150%	06/01/2019	50,000	50,172

Exploration & Production ‐ 2.73%
Anadarko Petroleum Corp.	USD	6.450%	09/15/2036	50,000	63,979
Apache Corp.	USD	4.750%	04/15/2043	50,000	52,589
BP Capital Markets PLC	USD	2.750%	05/10/2023	25,000	24,644
Continental Resources, Inc.	USD	3.800%	06/01/2024	50,000	46,703
Phillips 66	USD	4.650%	11/15/2034	50,000	53,952
Southwestern Energy Co.	USD	4.050%	01/23/2020	25,000	25,640
					267,507

Food and Beverage ‐ 0.53%
PepsiCo, Inc.	USD	4.250%	10/22/2044	50,000	52,375

Healthcare ‐ 1.86%
McKesson Corp.	USD	3.796%	03/15/2024	50,000	53,066
Medtronic, Inc.:
	USD	3.150%	03/15/2022	50,000	51,811	(1)
	USD	4.375%	03/15/2035	25,000	27,287	(1)
Thermo Fisher Scientific, Inc.	USD	1.300%	02/01/2017	50,000	50,044
					182,208

Life Insurance ‐ 1.83%
American International Group, Inc.	USD	4.375%	01/15/2055	50,000	50,776
ING Bank NV	USD	2.500%	10/01/2019	50,000	50,945	(1)
Nippon Life Insurance Co.	USD	5.100%	10/16/2044	25,000	26,729	(1)(2)
Voya Financial, Inc.	USD	2.900%	02/15/2018	50,000	51,473
					179,923

Media Cable ‐ 1.41%
Comcast Corp.	USD	4.250%	01/15/2033	75,000	81,039
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc	USD	6.000%	08/15/2040	50,000	56,581
					137,620

Media Non Cable ‐ 1.39%
21st Century Fox America, Inc.	USD	6.650%	11/15/2037	25,000	34,025
Discovery Communications LLC	USD	3.300%	05/15/2022	50,000	50,168

				Principal	Market Value
	Currency	Rate	Maturity Date	Amount*	(Expressed in U.S. $)
Media Non Cable (continued)
Omnicom Group, Inc.	USD	3.650%	11/01/2024	50,000	$51,788
					135,981

Metals/Mining/Steel ‐ 0.54%
Newmont Mining Corp.	USD	6.250%	10/01/2039	50,000	52,768

Non Captive Finance ‐ 0.53%
Synchrony Financial	USD	3.750%	08/15/2021	50,000	51,846

Oil Field Services ‐ 0.45%
Transocean, Inc.	USD	6.375%	12/15/2021	50,000	44,183

Paper/Forest Products ‐ 0.55%
Packaging Corp. of America	USD	4.500%	11/01/2023	50,000	53,665

Pharmaceuticals ‐ 0.57%
Gilead Sciences, Inc.	USD	4.500%	02/01/2045	50,000	55,465

Pipelines ‐ 2.87%
Boardwalk Pipelines LP	USD	3.375%	02/01/2023	50,000	46,459
Dominion Gas Holdings LLC	USD	4.800%	11/01/2043	50,000	56,202
Enterprise Products Operating LLC	USD	2.550%	10/15/2019	25,000	25,305
EQT Midstream Partners LP	USD	4.000%	08/01/2024	50,000	49,817
Plains All American Pipeline LP / PAA Finance Corp.	USD	3.600%	11/01/2024	50,000	51,421
Williams Partners LP	USD	4.500%	11/15/2023	50,000	52,506
					281,710

Property & Casualty Insurance ‐ 0.52%
Berkshire Hathaway Energy Co.	USD	2.000%	11/15/2018	50,000	50,589

Real Estate Investment Trust (REITs) ‐ 1.79%
Boston Properties LP	USD	3.850%	02/01/2023	25,000	26,390
Corporate Office Properties LP	USD	3.600%	05/15/2023	50,000	48,675
DDR Corp.	USD	3.500%	01/15/2021	45,000	46,414
Kimco Realty Corp.	USD	4.300%	02/01/2018	50,000	53,543
					175,022

Retail Food/Drug ‐ 1.06%
CVS Pass‐Through Trust	USD	6.036%	12/10/2028	38,401	45,269
Kroger Co.	USD	5.150%	08/01/2043	50,000	58,649
					103,918

				Principal	Market Value
	Currency	Rate	Maturity Date	Amount*	(Expressed in U.S. $)
Retail Non Food/Drug ‐ 1.88%
Advance Auto Parts, Inc.	USD	4.500%	12/01/2023	50,000	$53,810
Macy’s Retail Holdings, Inc.	USD	3.875%	01/15/2022	75,000	79,603
The TJX Cos., Inc.	USD	2.750%	06/15/2021	50,000	50,897
					184,310

Technology ‐ 1.82%
Adobe Systems, Inc.	USD	3.250%	02/01/2025	25,000	25,234
Apple, Inc.	USD	3.850%	05/04/2043	50,000	50,662
Ingram Micro, Inc.	USD	4.950%	12/15/2024	50,000	51,466
Tencent Holdings Ltd.	USD	3.800%	02/11/2025	50,000	51,052	(1)
					178,414

Transportation ‐ 0.59%
FedEx Corp.	USD	5.100%	01/15/2044	50,000	57,917

Wireless ‐ 0.60%
Rogers Communications, Inc.	USD	5.450%	10/01/2043	50,000	59,284

Wirelines ‐ 1.20%
Telefonica Emisiones SAU	USD	5.134%	04/27/2020	25,000	28,297
Verizon Communications, Inc.:
	USD	3.500%	11/01/2021	25,000	26,048
	USD	6.400%	09/15/2033	50,000	63,443
					117,788

TOTAL CORPORATE BONDS					3,831,611
(Cost $3,737,333)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES‐6.14%
CDGJ Commercial Mortgage Trust 2014‐BXCH A, Series 2014‐BXCH	USD	1.567%	11/15/2016	50,000	50,304	(1)(2)
Ellington Loan Acquisition Trust 2007‐1 A2B	USD	1.068%	05/28/2037	42,981	42,405	(1)(2)
Financial Asset Securities Corp. AAA Trust, Series 2005‐2	USD	0.472%	11/26/2035	39,533	37,408	(1)(2)
GAHR Commericial Mortgage Trust 2015‐NRF, Series 2015‐NRF	USD	1.450%	12/15/2016	100,000	100,085	(1)(2)
GSAA Home Equity Trust 2004‐11 2A1	USD	0.828%	12/25/2034	40,210	39,532	(2)
GSAMP Trust 2002‐WF M1	USD	1.368%	10/20/2032	28,636	27,724	(2)
Hyatt Hotel Portfolio Trust 2015‐HYT, Series 2015‐HYT	USD	1.424%	11/15/2019	100,000	100,332	(1)(2)
Invitation Homes Trust 2013‐SFR1 A	USD	1.400%	12/17/2015	48,997	48,867	(1)(2)
ML‐CFC Commercial Mortgage Trust 2007‐8 AMA	USD	5.886%	07/12/2017	25,000	25,758	(2)
Rialto Real Estate Fund 2012 LT1 LLC, Series 2014‐LT5	USD	2.850%	12/15/2015	6,667	6,667	(1)
TAL Advantage V LLC, Series 2013‐2A	USD	3.550%	11/20/2023	21,875	22,276	(1)

				Principal	Market Value
	Currency	Rate	Maturity Date	Amount*	(Expressed in U.S. $)
ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
US Residential Opportunity Fund Trust, Series 2015‐1III	USD	3.721%	01/27/2018	50,000	$50,126	(1)
VOLT 2015‐NPL4 A1	USD	3.500%	02/25/2055	50,000	49,947	(2)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					601,431
(Cost $598,393)

U.S. TREASURY BONDS/NOTES ‐ 24.41%
U.S. Treasury Bonds:
	USD	2.000%	11/15/2021	925,000	937,285
	USD	2.250%	11/15/2024	100,000	102,117
U.S. Treasury Notes:
	USD	0.250%	12/15/2015	425,000	425,166
	USD	2.000%	01/31/2016	450,000	457,172
	USD	1.625%	04/30/2019	150,000	151,582
	USD	2.750%	02/15/2024	300,000	319,594

TOTAL U.S. TREASURY BONDS/NOTES					2,392,916
(Cost $2,341,576)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES ‐ 26.00%
FNMA TBA:
	USD	3.000%	03/12/2015	250,000	254,689	(3)
	USD	3.500%	03/12/2015	450,000	471,647	(3)
	USD	4.000%	03/12/2015	625,000	668,269	(3)
	USD	4.500%	03/12/2015	375,000	407,631	(3)
	USD	5.000%	03/12/2015	250,000	277,324	(3)
	USD	2.500%	03/18/2015	100,000	102,430	(3)
	USD	3.000%	03/18/2015	300,000	314,128	(3)
GNMA TBA	USD	3.500%	03/23/2015	50,000	52,522	(3)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					2,548,640
(Cost $2,546,368)

					Market Value
	Currency	Rate	Maturity Date	Shares*	(Expressed in U.S. $)
SHORT TERM INVESTMENTS ‐ 5.78%
Money Market Mutual Funds ‐ 5.78%
Dreyfus Institutional Cash Advantage Fund ‐ Institutional Advantage Class (7‐Day Yield)	USD	0.06054%	N/A	566,098	$566,098

TOTAL SHORT TERM INVESTMENTS					566,098
(Cost $566,098)

Total Investments ‐ 101.42%					9,940,696
(Cost $9,789,768)
Liabilities in Excess of Other Assets ‐ (1.42)%					(139,501)

Net Assets ‐ 100.00%					$9,801,195

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.  Total market value of Rule 144A securities amounts to $956,800, which represents approximately 9.76% of net assets as of February 28, 2015.

(2)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of February 28, 2015.
(3)	Investment purchased on a delayed delivery basis.

Common Abbreviations:
FNMA	-	Fannie Mae.
GNMA	-	Government National Mortgage Association.
GMTN	-	Global Medium Term Note
LLC	-	Lmited Liability Corporation.
LP	-	Limited Partnership.
Ltd	-	Limited
NA	-	National Association.
NV	-	Naamloze Vennootshap is the Dutch term for a Public Limited Liability Corporation
PLC	-	Public Limited Company.
SAU	-	Sociedad Anonima Unipersonal is the Spanish term for Single Shareholder Corporation
SpA	-	Società per Azioni is the Italian term for Limited share company.
TBA	-	To Be Announced
UK	-	United Kingdom

See Notes to Quarterly Statement of Investments

Stone Harbor Strategic Income Fund	Statement of Investments
February 28, 2015 (Unaudited)

	Currency	Rate	Shares*	Market Value (Expressed in U.S. $)

OPEN-END FUNDS - 98.69%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	944,587	$9,767,029	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	1,536,941	13,463,607	(1)
Stone Harbor Investment Grade Fund	USD	N/A	936,753	9,789,067	(1)
				33,019,703

TOTAL OPEN-END FUNDS				33,019,703
(Cost $33,924,719)

Total Investments - 98.69%				33,019,703
(Cost $33,924,719)
Other Assets In Excess of Liabilities - 1.31%				438,038	(2)

Net Assets - 100.00%				$33,457,741

* The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
EUR	-	Euro Currency
GBP	-	Great Britain Pound
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.
(2)	Includes cash which is being held as collateral for credit default swap contracts.

See Notes to Quarterly Statement of Investments

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	EUR	128,700	Sale	03/09/2015	$144,041	$1,713
						$1,713

Citigroup Global Markets	GBP	89,400	Sale	03/09/2015	$138,010	$(3,557)
						$(3,557)

** The contracted amount is stated in the currency in which the contract is denominated.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Euro-Bund Future	Long	22	3/07/15	$3,508,120	$141,806
Long Gilt Future	Long	8	6/27/15	948,560	1,729
US 10Yr Note Future	Short	(51)	6/18/15	(6,517,642)	25,500
US Ultra T-Bond	Long	2	3/23/15	338,375	15,313
				$(1,722,587)	$184,348

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES - BUY PROTECTION(3)

Reference Index	Counterparty	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at February 28, 2015(4)	Notional Amount(5)	Market Value	Upfront Premiums Paid	Unrealized Depreciation
CDX IG CDSI S23	Credit Suisse
5Yr	First Boston	1.000%	12/20/2019	0.613%	$1,625,000	$21,948	$25,478	$(3,530)
						$21,948	$25,478	$(3,530)

CREDIT DEFAULT SWAP CONTRACTS ON CREDIT INDICES - SELL PROTECTION(6)

Reference Index	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at February 28, 2015(4)	Notional Amount(5)	Market Value	Upfront Premiums Received	Unrealized Appreciation
CDX HY CDSI S23	Credit Suisse
5Yr	First Boston	5.000%	12/20/2019	3.203%	$1,534,500	$116,642	$100,203	$16,439
						$116,642	$100,203	$16,439

(3)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(4)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(6)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Quarterly Statement of Investments

Stone Harbor Emerging Markets Debt Allocation Fund	Statement of Investments
February 28, 2015 (Unaudited)

	Currency	Rate	Shares*	Market Value (Expressed in U.S. $)

OPEN-END FUNDS - 99.99%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	3,873,906	$40,056,192	(1)
Stone Harbor Local Markets Fund	USD	N/A	4,554,087	38,846,362	(1)
				78,902,554

TOTAL OPEN-END FUNDS				78,902,554
(Cost $82,854,678)

Total Investments - 99.99%				78,902,554
(Cost $82,854,678)
Other Assets In Excess of Liabilities - 0.01%				8,470

Net Assets - 100.00%				$78,911,024

* The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:
USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

See Notes to Quarterly Statement of Investments

Stone Harbor Investment Funds	Notes to Quarterly Statements of Investments
February 28, 2015 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, and Stone Harbor Emerging Markets Debt Allocation Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Stone Harbor Emerging Markets Debt Allocation Fund was added to the Trust on September 5, 2014 and commenced operations on October 21, 2014. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, there were no outstanding shares for the Distributor Class of each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds, may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Allocation Fund’s investment objective is to maximize total return. The Fund, either directly or through investment in the underlying funds, will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in a broad variety of fixed income and other income producing securities and instruments (including derivatives), that economically are tied to an emerging market country or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. The Fund may invest all or a significant portion of its assets in Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund and Local Markets Fund are each classified as “non-diversified” under the 1940 Act. As a result, the Funds can invest a greater portion of the Funds’ assets in obligations of a single issuer than a “diversified” fund. The Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Emerging Markets Corporate Debt Fund, Investment Grade Fund, Strategic Income Fund, and Emerging Markets Debt Allocation Fund are diversified funds.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”).The policies are in conformity with GAAP. The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes are generally valued at the mean between the closing bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Credit default swaps and interest rate swaps are priced by an independent pricing service based off of the underlying terms of the swap. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds and Open End Funds are valued at their net asset value. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Foreign Currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of February 28, 2015:

	Level 1 - Quoted	Level 2 - Other	Level 3 - Significant
	and Unadjusted	Significant	Unobservable
Investments in Securities at Value*	Prices	Observable Inputs	Inputs	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$—	$1,437,309,420	$—	$1,437,309,420
Bank Loans	—	—	249,965	249,965
Corporate Bonds	—	469,398,307	—	469,398,307
Credit Linked Notes
Colombia	—	1,753,658	—	1,753,658
Iraq	—	—	6,930,784	6,930,784
Venezuela	—	12,697,669	—	12,697,669
Short Term Investments	69,210,496	—	—	69,210,496
Total	$69,210,496	$1,921,159,054	$7,180,749	$1,997,550,299

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$—	$862,440	$—	$862,440
Interest Rate Swap Contracts	—	965,175	—	965,175
Liabilities
Forward Foreign Currency Contracts	—	(27,199)	—	(27,199)
Credit Default Swap Contracts	—	(5,267,840)	—	(5,267,840)
Interest Rate Swap Contracts	—	(51,424)	—	(51,424)
Total	$—	$(3,518,848)	$—	$(3,518,848)

	Level 1 - Quoted	Level 2 - Other	Level 3 - Significant
	and Unadjusted	Significant	Unobservable
Investments in Securities at Value*	Prices	Observable Inputs	Inputs	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$—	$254,176,683	$—	$254,176,683
Convertible Corporate Bonds	—	2,213,436	—	2,213,436
Bank Loans	—	18,829,257	—	18,829,257
Common/Preferred Stocks	671,653	19	—	671,672
Short Term Investments	8,531,467	—	—	8,531,467
Total	$9,203,120	$275,219,395	$—	$284,422,515

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$—	$79,585	$—	$79,585
Liabilities
Forward Foreign Currency Contracts	—	(114,631)	—	(114,631)
Total	$—	$(35,046)	$—	$(35,046)

	Level 1 - Quoted	Level 2 - Other	Level 3 - Significant
	and Unadjusted	Significant	Unobservable
Investments in Securities at Value*	Prices	Observable Inputs	Inputs	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$—	$1,225,928,917	$—	$1,225,928,917
Corporate Bonds	—	67,114,998	—	67,114,998
Credit Linked Notes	—	112,242,792		112,242,792
Short Term Investments	107,068,086	—	—	107,068,086
Total	$107,068,086	$1,405,286,707	$—	$1,512,354,793

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$—	$3,633,101	$—	$3,633,101
Liabilities
Forward Foreign Currency Contracts	—	(2,703,131)	—	(2,703,131)
Total	$—	$929,970	$—	$929,970

	Level 1 - Quoted	Level 2 - Other	Level 3 - Significant
	and Unadjusted	Significant	Unobservable
Investments in Securities at Value*	Prices	Observable Inputs	Inputs	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$—	$23,280,992	$—	$23,280,992
Short Term Investments	195,944	—	—	195,944
Total	$195,944	$23,280,992	$—	$23,476,936

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$—	$2,889	$—	$2,889
Liabilities
Forward Foreign Currency Contracts	—	(15,312)	—	(15,312)
Total	$—	$(12,423)	$—	$(12,423)

	Level 1 - Quoted	Level 2 - Other	Level 3 - Significant
	and Unadjusted	Significant	Unobservable
Investments in Securities at Value*	Prices	Observable Inputs	Inputs	Total
Stone Harbor Investment Grade Fund
Corporate Bonds	$—	$3,831,611	$—	$3,831,611
Asset Backed/Commercial Mortgage Backed Securities	—	601,431	—	601,431
U.S. Treasury Bonds/Notes	—	2,392,916	—	2,392,916
U.S. Government Agency Mortgage Backed Securities	—	2,548,640	—	2,548,640
Short Term Investments	566,098	—	—	566,098
Total	$566,098	$9,374,598	$—	$9,940,696

	Level 1 - Quoted	Level 2 - Other	Level 3 - Significant
	and Unadjusted	Significant	Unobservable
Investments in Securities at Value*	Prices	Observable Inputs	Inputs	Total
Stone Harbor Strategic Income Fund
Open-End Funds	$33,019,703	$—	$—	$33,019,703
Total	$33,019,703	$—	$—	$33,019,703

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$—	$1,713	$—	$1,713
Futures Contracts	184,348	—	—	184,348
Credit Default Swap Contracts	—	16,439	—	16,439
Liabilities
Forward Foreign Currency Contracts	—	(3,557)	—	(3,557)
Credit Default Swap Contracts	—	(3,530)	—	(3,530)
Total	$184,348	$11,065	$—	$195,413

	Level 1 - Quoted	Level 2 - Other	Level 3 - Significant
	and Unadjusted	Significant	Unobservable
Investments in Securities at Value*	Prices	Observable Inputs	Inputs	Total
Stone Harbor Emerging Markets Debt Allocation Fund
Open-End Funds	$78,902,554	$—	$—	$78,902,554
Total	$78,902,554	$—	$—	$78,902,554

* For detailed Industry/Country descriptions, see accompanying Statements of Investments.
** Other financial instruments are derivative instruments not reflected in the Statements of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contract’s value.

There were no transfers between Levels 1 and 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. Other financial assets were moved from Level 2 to Level 3 as observable inputs were not available for purposes of valuing those assets.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

								Net change in unrealized
								appreciation/
				Change in				(depreciation) attributable
		Accrued		unrealized				to Level 3 investments
Investments in	Balance as of	discount/	Realized	appreciation/	Sales	Transfer into	Balance as of	held at
Securities	May 31, 2014	premium	Gain/(Loss)	(depreciation)	Proceeds	Level 3	February 28, 2015	February 28, 2015
Stone Harbor Emerging Markets Debt Fund
Bank Loans	$249,965	$—	$—	$—	$—	$—	$249,965	$—
Credit Linked Notes	9,778,779	124,598	20,746	(2,092,193)	(901,146)	—	6,930,784	(2,092,193)
TOTAL	$10,028,744	$124,598	$20,746	$(2,092,193)	$(901,146)	$—	$7,180,749	$(2,092,193)

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.  The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of a Fund is noted on the Statement of Investments.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Schedules of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds: Certain Funds may invest in inflation indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S.  Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by a Fund as an unrealized gain or loss. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

2.	DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Funds’ use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type bellow in the notes that follow.

Forward Foreign Currency Contracts. The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of February 28, 2015 the Strategic Income Fund held futures contracts outstanding with an unrealized gain of $184,348. No other Funds held futures contracts at February 28, 2015.

Swap Agreements: The Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund may enter into credit default swaps, interest rate swaps, total return swaps on individual securities or groups or indices of securities for hedging, investment or leverage purposes. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded daily.  Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”). Each day the Fund may pay or receive cash, equal to the variation margin of the centrally cleared swap. OTC swap payments received or paid at the beginning of the measurement period represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors).  Generally, the basis of the OTC swaps is the unamortized premium received or paid.  The periodic swap payments received or made by the Fund are recorded as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any.

Credit Default Swap Contracts: The Funds may enter into credit default swap contracts for hedging purposes to gain market exposure or to add leverage to its portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no event of default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the counterparty only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Interest Rate Swap Contracts: Interest rate swap contracts involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

3.	AFFILIATED COMPANIES

The Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with a Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments  in affiliated companies for the period ended February 28, 2015 were as follows:

Stone Harbor Strategic Income Fund
Security Name	Share Balance at June 1, 2014	Purchases	Sales	Share Balance at February 28, 2015	Dividend Income	Realized Gain/(Loss)	Market Value at February 28, 2015
Stone Harbor Emerging Markets Debt Fund	335,330	753,971	144,714	944,587	$291,715	$(9,232)	$9,767,029
Stone Harbor High Yield Bond Fund	381,043	1,158,994	3,096	1,536,941	963,159	(152)	13,463,607
Stone Harbor Investment Grade Fund	299,741	670,375	33,363	936,753	143,425	4,757	9,789,067

Total					$1,398,299	$(4,627)	$33,019,703

Stone Harbor Emerging Markets Debt Allocation Fund

				Share
	Share			Balance
	Balance at			at
	June 1,			February	Dividend	Realized	Market Value at
Security Name	2014	Purchases	Sales	28, 2015	Income	Gain/(Loss)	February 28, 2015
Stone Harbor Emerging Markets Debt Fund	—	4,389,304	515,398	3,873,906	$888,352	$(226,311)	$40,056,192

Stone Harbor Local Markets Fund	—	4,554,429	342	4,554,087	336,115	(164)	38,846,362

Total					$1,224,467	$(226,475)	$78,902,554

5.	UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

At February 28, 2015 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$62,800,489
Gross depreciation on investments (excess of tax cost over value)	(122,141,016)
Net unrealized depreciation	(59,340,527)
Cost of investments for income tax purposes	$2,056,890,826

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$8,785,784
Gross depreciation on investments (excess of tax cost over value)	(11,780,175)
Net unrealized depreciation	(2,994,391)
Cost of investments for income tax purposes	$287,416,906

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$—
Gross depreciation on investments (excess of tax cost over value)	(355,476,621)
Net unrealized depreciation	(355,476,621)
Cost of investments for income tax purposes	$1,867,831,414

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$725,964
Gross depreciation on investments (excess of tax cost over value)	(649,752)
Net unrealized appreciation	76,212
Cost of investments for income tax purposes	$23,400,724

Stone Harbor Investment Grade Fund
Gross appreciation on investments (excess of value over tax cost)	$168,851
Gross depreciation on investments (excess of tax cost over value)	(18,687)
Net unrealized appreciation	150,164
Cost of investments for income tax purposes	$9,790,532

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$246814
Gross depreciation on investments (excess of tax cost over value)	(1,157,887)
Net unrealized depreciation	(911,073)
Cost of investments for income tax purposes	$33,930,776

Stone Harbor Debt Allocation Fund
Gross appreciation on investments (excess of value over tax cost)	$—
Gross depreciation on investments (excess of tax cost over value)	(4,178,599)
Net unrealized depreciation	(4,178,599)
Cost of investments for income tax purposes	$83,081,153

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	April 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	April 28, 2015

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	April 28, 2015